                                                                    Exhibit 10.2

================================================================================

                               INDENTURE OF TRUST


                                     between


             CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK


                                       and


                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   as Trustee


                                   $4,800,000
             California Infrastructure and Economic Development Bank
                         Variable Rate Demand Industrial
                     Development Revenue Bonds, Series 1999
                    (Roller Bearing Company of America, Inc.
                              - Santa Ana Project)


                            Dated as of April 1, 1999

================================================================================

                                    Article I

                DEFINITIONS; CONTENT OF CERTIFICATES AND OPINIONS
Section 1.01.     Definitions...................................................................2
Section 1.02.     Content of Certificates and Opinions.........................................12
Section 1.03.     Interpretation...............................................................13


                                   Article II

                                    THE BONDS

Section 2.01.     Authorization of Bonds.......................................................13
Section 2.02.     Terms of the Bonds...........................................................13
Section 2.03.     Conversion of Bonds..........................................................16
Section 2.04.     Execution of Bonds...........................................................17
Section 2.05.     Transfer of Bonds............................................................18
Section 2.06.     Exchange of Bonds............................................................18
Section 2.07.     Bond Register................................................................19
Section 2.08.     Temporary Bonds..............................................................19
Section 2.09.     Bonds Mutilated, Lost, Destroyed or Stolen...................................19
Section 2.10.     Special Obligations..........................................................20
Section 2.11.     Book-Entry-Only System.......................................................20


                                   Article III

                   ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

Section 3.01.     Issuance of the Bonds........................................................22
Section 3.02.     Application of Proceeds of the Bonds.........................................22
Section 3.03.     Establishment and Application of Project Fund and Costs of Issuance Fund.....23
Section 3.04.     Validity of Bonds............................................................24


                                   Article IV

                        REDEMPTION AND PURCHASE OF BONDS

Section 4.01.     Terms of Redemption..........................................................24
Section 4.02.     Selection of Bonds for Redemption............................................26
Section 4.03.     Notice of Redemption.........................................................27
Section 4.04.     Partial Redemption of Bonds..................................................28
Section 4.05.     Effect of Redemption.........................................................28
Section 4.06.     Purchase of Bonds by Tender Agent............................................28
Section 4.07.     Mandatory Tender of Bonds....................................................29

                                    Article V

         REVENUES; FUNDS AND ACCOUNTS; PAYMENT OF PRINCIPAL AND INTEREST

Section 5.01.     Pledge and Assignment; Revenue Fund..........................................29
Section 5.02.     Allocation of Revenues.......................................................30
Section 5.03.     Priority of Moneys in Revenue Fund; Letter of Credit Account.................31
Section 5.04.     Letter of Credit.............................................................32
Section 5.05.     Investment of Moneys.........................................................33
Section 5.06.     Additional Duties of Trustee.................................................34
Section 5.07.     Establishment of Rebate Fund.................................................35


                                   Article VI

                              PARTICULAR COVENANTS

Section 6.01.     Punctual Payment.............................................................35
Section 6.02.     Extension of Payment of Bonds................................................36
Section 6.03.     Against Encumbrances.........................................................36
Section 6.04.     Power to Issue Bonds and Make Pledge and Assignment..........................36
Section 6.05.     Accounting Records and Reports...............................................36
Section 6.06.     Arbitrage Covenants..........................................................37
Section 6.07.     Other Covenants..............................................................37
Section 6.08.     Further Assurances...........................................................37
Section 6.09.     Covenant to Enter into Agreement or Contract to Provide Ongoing Disclosure...37


                                   Article VII

               EVENTS OF DEFAULT AND REMEDIES OF REGISTERED OWNERS

Section 7.01.     Events of Default; Acceleration; Waiver of Default...........................38
Section 7.02.     Institution of Legal Proceedings by Trustee..................................40
Section 7.03.     Application of Revenues and Other Funds After Default........................40
Section 7.04.     Trustee to Represent Registered Owners.......................................41
Section 7.05.     Registered Owners' Direction of Proceedings..................................41
Section 7.06.     Limitation on Registered Owners' Right to Sue................................42
Section 7.07.     Absolute Obligation of Issuer................................................42
Section 7.08.     Termination of Proceedings...................................................42
Section 7.09.     Remedies Not Exclusive.......................................................43
Section 7.10.     No Waiver of Default.........................................................43
Section 7.11.     Consent To Defaults..........................................................43


                                       ii

                                  Article VIII

             THE TRUSTEE, THE REMARKETING AGENT AND THE TENDER AGENT

Section 8.01.     Duties, Immunities and Liabilities of Trustee................................43
Section 8.02.     Merger or Consolidation......................................................45
Section 8.03.     Liability of Trustee.........................................................45
Section 8.04.     Right of Trustee to Rely on Documents........................................47
Section 8.05.     Preservation and Inspection of Documents.....................................47
Section 8.06.     Compensation and Indemnification.............................................47
Section 8.07.     Notice to Rating Agency......................................................47
Section 8.08.     Qualifications of Remarketing Agent..........................................48
Section 8.09.     Remarketing of Bonds.........................................................48
Section 8.10.     Creation of Purchase Fund; Purchase of Bonds Delivered to Tender Agent.......49
Section 8.11.     Delivery of Bonds............................................................51
Section 8.12.     Delivery of Proceeds of Remarketing..........................................52
Section 8.13.     No Purchases or Sales After Default..........................................52
Section 8.14.     Qualifications of Tender Agent...............................................52
Section 8.15.     Paying Agent.................................................................52
Section 8.16.     Several Capacities...........................................................53


                                   Article IX

                   MODIFICATION OR AMENDMENT OF THE INDENTURE

Section 9.01.     Amendments Permitted.........................................................53
Section 9.02.     Effect of Supplemental Indenture.............................................54
Section 9.03.     Endorsement of Bonds; Preparation of New Bonds...............................54
Section 9.04.     Amendment of Particular Bonds................................................55


                                    Article X

                                   DEFEASANCE

Section 10.01.    Discharge of Indenture.......................................................55
Section 10.02.    Discharge of Liability on Bonds..............................................56
Section 10.03.    Deposit of Money or Securities with Trustee..................................56
Section 10.04.    Payments After Discharge of Indenture........................................57


                                   Article XI

                                  MISCELLANEOUS

Section 11.01.    Liability of Issuer Limited to Revenues......................................57
Section 11.02.    Successor Is Deemed Included in All References to Predecessor................57
Section 11.03.    Limitation of Rights to Parties and Registered Owners........................57
Section 11.04.    Waiver of Notice.............................................................58


                                      iii

Section 11.05.    Destruction of Bonds.........................................................58
Section 11.06.    Severability of Invalid Provisions...........................................58
Section 11.07.    Governing Law................................................................58
Section 11.08.    Notices......................................................................58
Section 11.09.    Evidence of Rights of Registered Owners......................................60
Section 11.10.    Disqualified Bonds...........................................................60
Section 11.11.    Money Held for Particular Bonds..............................................61
Section 11.12.    Funds and Accounts...........................................................61
Section 11.13.    Waiver of Personal Liability.................................................61
Section 11.14.    Execution in Several Counterparts............................................62
Section 11.15.    Actions Due on Saturdays, Sundays and Holidays...............................62
Section 11.16.    References to Bank...........................................................62

EXHIBIT A         FORM OF BOND

                               INDENTURE OF TRUST

         THIS INDENTURE OF TRUST, dated as of April 1, 1999, between THE CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK (the "Issuer"), an entity within the Trade and Commerce Agency of the State of California (the "State"), duly organized and validly existing under the laws of the State, particularly Division 1 of Title 6.7 of the California Government Code (commencing with Section 63000) (the "Act"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under and by virtue of the laws of the United States of America (the "Trustee"),

                              W I T N E S S E T H:

         WHEREAS, the Issuer was established for the purpose of financing projects needed to implement economic development and job creation and growth management strategies within the State, and is empowered under the provisions of the Act (capitalized terms used herein shall have the meanings given such terms in Section 1.01 hereof) to issue its bonds and to enter into loan agreements for the purpose of financing private activity economic development projects; and

         WHEREAS, in furtherance of the purposes of the Act, the Issuer proposes to finance the Costs of the Project more particularly described in Exhibit A to the Agreement, to be owned and operated by the Borrower; and

         WHEREAS, pursuant to and in accordance with the Act, the Issuer has authorized and undertaken to issue its Bonds pursuant to this Indenture in order to provide funds to finance the Costs of the Project; and

         WHEREAS, the Issuer has undertaken to finance the Costs of the Project by loaning the proceeds derived from the sale of the Bonds to the Borrower pursuant to the Agreement, under which the Borrower is required to make Loan Repayments sufficient to pay when due the principal of, premium, if any, and interest on the Bonds and to pay certain other expenses; and

         WHEREAS, it has been determined that the estimated amount necessary to finance a portion of the Costs of the Project, including a portion of the necessary expenses incidental to the issuance of the Bonds, will require the issuance, sale and delivery of the Bonds in the aggregate principal amount of $4,800,000; and

         WHEREAS, in order to provide for the authentication and delivery of the Bonds, to establish and declare the terms and conditions upon which the Bonds are to be issued and secured, and to secure the payment of the principal and purchase price thereof and interest thereon, the Issuer has authorized the execution and delivery of this Indenture; and

         WHEREAS, in order to further secure the payments of principal and purchase price of and interest on the Bonds, the Borrower has obtained an irrevocable direct-pay letter of credit from the Bank; and

         WHEREAS, all acts and proceedings required by law or necessary to make the Bonds, when executed by the Issuer and authenticated and delivered by the Bond Registrar, the valid, binding and legal special obligations of the Issuer, and to constitute this Indenture a valid and binding agreement for the uses and purposes herein set forth in accordance with its terms, have been done and taken, and the execution and delivery of this Indenture has been in all respects duly authorized;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in order to secure the payment of the principal and purchase price of and premium, if any, and interest on all Bonds at any time issued and Outstanding under this Indenture, according to their tenor, and, on a basis subordinate thereto, to secure the Borrower's obligations to the Bank under the Credit Agreement, and to secure the performance and observance of all the covenants and conditions therein and herein set forth, and to declare the terms and conditions upon and subject to which the Bonds are to be issued and received, and in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Bonds by the Registered Owners thereof, and for other valuable consideration, the receipt whereof is hereby acknowledged, the Issuer does hereby covenant and agree with the Trustee, for the benefit of the respective Registered Owners from time to time of the Bonds, as follows:

                                   ARTICLE I

                DEFINITIONS; CONTENT OF CERTIFICATES AND OPINIONS

         SECTION 1.01. DEFINITIONS. Unless the context otherwise requires, the terms defined in this Article shall, for all purposes of this Indenture and for the purpose of any certificate, opinion or other document herein mentioned, have the meanings herein specified. Such definitions are equally applicable to both the singular and plural forms of any of the terms defined. Unless otherwise defined in this Indenture, all terms defined in the Act and used herein shall have the meanings assigned to such terms in the Act.

         "ACCOUNTANT" means any firm of independent certified public accountants selected by the Borrower and reasonably acceptable to the Trustee and the Bank.

         "ACT" means Division 1 of Title 6.7 of the California Government Code (commencing with Section 63000), as amended.

         "ACT OF BANKRUPTCY" means the entry of an order or decree, by a court having jurisdiction in the matter, for relief against the Borrower or the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Borrower or the Issuer or of any substantial part of the property of either the Borrower or the Issuer, or ordering the winding up or liquidation of the affairs of either the Borrower or the Issuer; or the institution or commencement by or against the Borrower or the Issuer of a voluntary or involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, provided, however, that in the event of an involuntary case such involuntary case or proceeding shall remain undismissed for a period of sixty
(60) days, or the consent by it to the entry of an order for relief against it in any involuntary case under any such law, or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Borrower or the Issuer or of any substantial part of the property of either the Borrower or the Issuer, or the making by either the Borrower or the Issuer of an assignment for the benefit of creditors, or the failure of it generally to pay its debts as they become due, or the admission by it in writing of such failure, or the taking of any action by the Borrower or the Issuer in furtherance of any such action, or if a receiver of the business or of the property or assets of the Borrower or the Issuer shall be appointed by any court, except a receiver appointed at the instance or request of the Issuer.

         "ADDITIONAL PAYMENTS" means the payments required to be made by the Borrower pursuant to Sections 4.02(b), (c) and (d) of the Agreement.

         "AGREEMENT" means that certain loan agreement by and between the Issuer and the Borrower, dated as of April 1, 1999, as originally executed and as it may from time to time be supplemented, modified or amended in accordance with the terms thereof and of this Indenture.

         "ALTERNATE CREDIT FACILITY" means bond insurance or other similar credit enhancement facility meeting the requirements of Section 5.07 of the Agreement.

         "ALTERNATE FIXED RATE" shall have the meaning ascribed to such term in
Section 2.03 hereof.

         "ALTERNATE LETTER OF CREDIT" means an alternate irrevocable letter of credit or similar credit facility issued by a commercial bank or savings institution, the terms of which, other than the expiration date, shall in all material respects be the same as those of the initial Letter of Credit, delivered to the Trustee pursuant to Section 5.08 of the Agreement.

         "ALTERNATE WEEKLY RATE" shall have the meaning ascribed to such term in
Section 2.02 hereof.

         "AUTHORIZED DENOMINATION" means (a) prior to the Fixed Rate Date, $100,000 or any multiple of $5,000 in excess of $100,000 and (b) after the Fixed Rate Date, $5,000 or integral multiples thereof.

         "AUTHORIZED REPRESENTATIVE" means with respect to the Borrower, the person or persons at the time designated to act on behalf of the Borrower by a written certificate signed by the Borrower, furnished to the Trustee and the Issuer, containing the specimen signature of each such person.

         "AVAILABLE MONEYS" means moneys which are (a) continuously on deposit with the Trustee in trust for a period of 91 days for the benefit of the Registered Owners in a separate and segregated account in which only Available Moneys are held and during and prior to which period no Act of Bankruptcy of the Borrower or the Issuer occurs and (b) proceeds of (i) the Bonds received contemporaneously with the issuance and sale of the Bonds, (ii) a drawing under the Letter of Credit, (iii) any other moneys for which the Trustee has received a written opinion of nationally recognized counsel experienced in bankruptcy matters and acceptable to the Trustee to the effect that payment of such moneys to the Registered Owners would not constitute an avoidable preference under
Section 547 of the United States Bankruptcy Code in the event the

Issuer, the Borrower or any Related Party were to become a debtor under the United States Bankruptcy Code, which opinion is acceptable to each rating agency then rating the Bonds, or (iv) moneys derived from the investment of funds qualifying as Available Moneys under the foregoing clauses.

         "BANK" means First Union National Bank, or any other commercial bank or other financial institution issuing a Letter of Credit then in effect.

         "BANK BONDS" means Bonds tendered pursuant to Section 4.06 hereof or subject to mandatory tender pursuant to Section 4.07 hereof and purchased from funds described in Section 8.10(b)(ii) hereof.

         "BENEFICIAL OWNER" means generally any person which has or shares the power, directly or indirectly, to make investment decisions concerning ownership of any Bonds and with respect to Bonds held by DTC, those individuals, partnerships, corporations or other entities for whom the Direct Participants have caused DTC to hold Bonds.

         "BOND" or "BONDS" means any Bond or all of the Bonds, as the case may be, of the Issuer authorized and issued by the Issuer, authenticated by the Bond Registrar and delivered hereunder.

         "BOND COUNSEL" means any attorney at law experienced in matters pertaining to the exclusion of interest from gross income for federal income tax purposes on bonds issued by states and political subdivisions, and duly admitted to practice law before the highest court of any state of the United States of America, approved by the Issuer, but shall not include counsel for the Borrower.

         "BOND PAYMENT DATE" means any date on which any principal of, premium, if any, or interest on, any Outstanding Bond shall be due and payable whether at maturity or on a scheduled Interest Payment Date or upon redemption, in each case in accordance with the terms of the Bonds and this Indenture.

         "BOND REGISTRAR" shall mean the Bond Registrar specified in Section
2.07 hereof.

         "BORROWER" means Roller Bearing Company of America, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware and authorized to do business in the State, or any entity which is the surviving, resulting or transferee entity in any merger, consolidation or transfer of assets permitted under Section 5.02 of the Agreement.

         "BUSINESS DAY" means a day which is not a Saturday, Sunday or legal holiday on which banking institutions in the State or the State of New York or in any state in which the principal office of the Bank, the Tender Agent or the Trustee or the office of the Bank designated for presentations under the Letter of Credit is located are closed or a day on which the New York Stock Exchange is closed.

         "CERTIFICATE," "STATEMENT," "REQUEST," "REQUISITION" and "ORDER" of the Issuer or the Borrower means, respectively, a written certificate, statement, request, requisition or order signed in the name of the Issuer by the Chair of the Issuer or such other person as may be designated as authorized to sign for the Issuer, or in the name of the Borrower by an Authorized Representative of the Borrower. Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the two or more so combined shall be read and construed as a single instrument. If and to the extent required by Section 1.02 hereof, each such instrument shall include the statements provided for in Section 1.02 hereof.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations from time to time promulgated or deemed in effect thereunder.

         "COMPONENT ISSUES" means five or more issues of securities, the interest on which is Tax-exempt, selected by the Remarketing Agent in accordance with Section 2.03(b)(i) hereof.

         "CONSTRUCTION" means, with respect to the Project, the acquisition, construction, installation, rehabilitation, expansion, improvement, equipping, furnishing and/or other activities with respect to the Project described in the Borrower's application for financing assistance from the Issuer.

         "COSTS OF ISSUANCE" means all items of expense directly or indirectly payable by or reimbursable to the Issuer or the Borrower and related to the authorization, issuance, sale and delivery of the Bonds, including but not limited to costs of preparation and reproduction of documents, printing expenses, application, filing and recording fees, initial fees and charges of the Trustee and Tender Agent, legal fees and charges, including the fees and charges of Bond Counsel, fees and disbursements of consultants and professionals, rating agency fees, fees and charges for preparation, execution and safekeeping of the Bonds and any other cost, charge or fee in connection with the original issuance of the Bonds which constitutes a "cost of issuance" within the meaning of Section 147(g) of the Code.

         "COSTS OF ISSUANCE FUND" means the fund of that name established pursuant to Section 3.03(e) hereof.

         "COSTS OF THE PROJECT" means and shall be deemed to include all of the costs of the Construction of the Project, to the extent permitted by the Act, whether incurred prior to or after the date of the Agreement, including, but not limited to the following (but not including any Costs of Issuance):

                  (a) the cost of construction, improvement, repair and reconstruction;

                  (b) the cost of acquisition, including rights in land and other property, both real and personal and improved and unimproved, and franchises, and disposal rights;

                  (c) the cost of demolishing, removing, or relocating any buildings or structures on lands so acquired, including the cost of acquiring any lands to which such buildings or structures may be moved or relocated;

                  (d) the cost of machinery, equipment and furnishings, of engineering and architectural surveys and plans, and specifications and of transportation and storage until the Project is operational;

                  (e) the cost of agents or consultants, including, without limitation, legal, financial, engineering, accounting, and auditing, necessary or incident to the Project and of the determination as to the feasibility or practicability of undertaking the Project;

                  (f) the cost of financing interest on the Bonds and fees of the Bank allocable to the period prior to and during Construction of the Project and reserves for principal and interest and for extensions, enlargements, additions, repairs, replacements, renovations, and improvements to the Project; and

                  (g) the cost of financing the Project, and the reimbursement to any governmental entity or agency, or any Person, of expenditures made by or on behalf of such entity agency or Person in connection with the Project; provided, that the Borrower shall at its own expense insure, repair, and maintain the Project, pay such taxes with respect to the Borrower's interest in the property relating to the Project, and pay such assessments and other public charges on the Project or shall cause the same to be provided by others to the satisfaction of the Issuer.

         "CREDIT AGREEMENT" means the Credit Agreement, dated as of June 23, 1997 and amended on April 15, 1998 and August 19, 1998, among the Borrower, Credit Suisse First Boston, and the Lenders identified therein (including, specifically, the Bank), as from time to time amended or supplemented, or any other similar agreement entered into by the Borrower and the Bank in connection with the issuance of any Alternate Letter of Credit or Alternate Credit Facility.

         "DATE OF DELIVERY" means April 30, 1999.

         "DETERMINATION OF TAXABILITY" means the occurrence or existence of any of the conditions or events more fully described in Section 8.03(a)(ii) or
Section 8.03(a)(iii) of the Agreement.

         "DIRECT PARTICIPANT" means those securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations for which DTC, from time to time, holds the Bonds as securities depository.

         "DISCLOSURE REQUIREMENTS" shall have the meaning ascribed to such term in Section 6.09 hereof.

         "DTC" means The Depository Trust Company, New York, New York, or any successor securities depository.

         "EVENT OF DEFAULT" means any of the events specified in Section 7.01 hereof.

         "EXPIRATION DATE" means the stated date upon which the Letter of Credit or Alternate Letter of Credit shall expire in accordance with its terms.

         "FISCAL YEAR" means the fiscal year of the Borrower ending on the Saturday closest to March 31 of each year, or any other 12-month period selected and designated as the fiscal year of the Borrower.

         "FIXED INTEREST RATE" means the interest rate borne by the Bonds from and after the Fixed Rate Date and determined in accordance with Section 2.03 hereof.

         "FIXED RATE DATE" means the date on which the Bonds begin to bear interest at the Fixed Interest Rate, which shall be an Interest Payment Date.

         "GOVERNMENT OBLIGATIONS" means and includes any of the following securities, if and to the extent the same are non-callable and not subject to redemption at the option of the issuer, at the time legal for investment: direct obligations of, or obligations the full and timely payment of principal of and interest on which are unconditionally guaranteed by, the United States of America, including obligations issued or held in book-entry form on the books of the Department of the Treasury of the United States of America and including a receipt, certificate or any other evidence of a direct ownership interest of future payments in an obligation of, or unconditionally guaranteed by, the United States of America, or in specified portions thereof held by a custodian in safekeeping for the holders of such receipt, certificate or any other evidence of ownership (which may consist of specified portions of interest thereon) which is rated or assessed in the highest rating category of Moody's and S&P to the extent each such rating agency is then rating the Bonds, but excluding any share or interest in any unitary investment trust or mutual fund unless such unitary investment trust or mutual fund is rated or assessed in the highest rating category of Moody's and S&P to the extent each such rating agency is then rating the Bonds.

         "INDENTURE" means this Indenture, as originally executed or as it may from time to time be supplemented, modified or amended by any Supplemental Indenture.

         "INFORMATION SERVICES" means Financial Information, Inc.'s "Daily Called Bond Service," 30 Montgomery Street, 10th Floor, Jersey City, New Jersey 07302, Attention: Editor; Kenny Information Service's "Called Bond Service," 65 Broadway, 16th Floor, New York, New York 10006; Moody's Investors Service, 5250-77 Center Drive, Suite 150, Charlotte, North Carolina 28217, Attention:
Called Bond Department; and Standard and Poor's "Called Bond Record," 25 Broadway, 3rd Floor, New York, New York 10004; or, in accordance with then-current guidelines of the Securities and Exchange Commission, to such other addresses and/or such other services providing information with respect to called bonds, or no such services, as the Issuer may designate in a certificate of the Issuer delivered to the Trustee.

         "INTEREST ACCOUNT" means the account of that name in the Revenue Fund established pursuant to Section 5.02 hereof.

         "INTEREST PAYMENT DATE" means (a) on and prior to the Fixed Rate Date:
June 1, 1999 and the first Business Day of each calendar month thereafter, and
(b) after the Fixed Rate Date: April 1 and October 1 of each year commencing on the April 1 or October 1 next succeeding the Fixed Rate Date.

         "INTEREST PERIOD" means the period from and including the date of the first authentication and delivery of the Bonds to and including May 31, 1999, and, thereafter, the period from and including an Interest Payment Date to and including the day next preceding the immediately succeeding Interest Payment Date.

         "INVESTMENT SECURITIES" means (a) obligations described in Section 103 of the Code, the interest on which is Tax-exempt, including certificates or units of or in any entity that (i) is treated as a "grantor trust" under Subchapter J, Part I, Subpart E of the Code in which the certificate holders or unit holders are treated as the owners of all assets owned by such trust and
(ii) invests solely in obligations described in Section 103 of the Code, the interest on which is Tax-exempt; and (b) stock of a "qualified regulated investment company" as such term is defined in Section (a)(2) of Notice 87-22 of the Internal Revenue Service, including qualified temporary investments relating to Tax-exempt obligations pursuant to paragraph (a)(5) of Notice 87-22 but shall not include securities issued by the Issuer or the Borrower. At the time of investment, Investment Securities shall be legal investments under the laws of the State for the moneys proposed to be invested therein.

         "ISSUER" means the California Infrastructure and Economic Development Bank, an entity within the Trade and Commerce Agency of the State.

         "LETTER OF CREDIT" means (a) that certain Letter of Credit issued by the Bank pursuant to the Credit Agreement, as the same may be amended or modified in accordance with its terms, naming the Trustee as beneficiary and delivered on the date of issuance and delivery of the Bonds, (b) in the event of delivery of an Alternate Letter of Credit, such Alternate Letter of Credit, or
(c) in the event of delivery of an Alternate Credit Facility, such Alternate Credit Facility.

         "LETTER OF CREDIT ACCOUNT" means the account of that name established in the Revenue Fund pursuant to Section 5.03 hereof.

         "LETTER OF CREDIT SUBSTITUTION" means the substitution of an Alternate Letter of Credit for the then existing Letter of Credit pursuant to Section 5.08 of the Agreement.

         "LETTER OF CREDIT SUBSTITUTION DATE" means the date an Alternate Letter of Credit is delivered to the Trustee pursuant to Section 5.08 of the Agreement.

         "LIQUIDITY ACCOUNT" means the account of that name established in the Purchase Fund pursuant to Section 8.10 hereof.

         "LOAN" means the loan of the proceeds of the Bonds made by the Issuer to the Borrower pursuant to the Agreement.

         "LOAN DEFAULT EVENT" means any one or more of the events specified in
Section 7.01 of the Agreement.

         "LOAN REPAYMENTS" means the payments required to be made by the Borrower pursuant to Section 4.02(a) of the Agreement.

         "MANDATORY TENDER DATE" shall mean the (a) Fixed Rate Date and (b) any Letter of Credit Substitution Date, pursuant to which the Bonds are required to be tendered for purchase in accordance with Section 4.07 hereof.

         "MOODY'S" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved, liquidated or replaced by the Issuer and the Borrower as the rating agency for the Bonds, or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Issuer, with the approval of the Borrower, which is requested to provide a rating on the Bonds.

         "NET PROCEEDS" means the proceeds from insurance or from actual or threatened condemnation or eminent domain action with respect to the Project, less any costs reasonably expended by the Borrower to receive such proceeds.

         "NON-TENDERED BONDS" shall have the meaning ascribed to such term in
Section 4.07 hereof.

         "OPINION OF BOND COUNSEL" means a written opinion of Bond Counsel. If and to the extent required by the provisions of Section 1.02 hereof, each Opinion of Bond Counsel shall include the statements provided for in Section
1.02 hereof.

         "ORGANIZATION DOCUMENTS" mean the Borrower's articles or certificate of incorporation and bylaws if the Borrower is a corporation, articles of organization and operating agreement if the Borrower is a limited liability company, partnership agreement if the Borrower is a partnership and trust agreement or declaration of trust if the Borrower is a trust, as such Organization Documents may be amended from time to time.

         "OUTSTANDING," when used as of any particular time with reference to Bonds, means (subject to the provisions of Section 11.10 hereof) all Bonds theretofore, or thereupon being, authenticated and delivered by the Bond Registrar under this Indenture except (a) Bonds theretofore cancelled by the Bond Registrar or surrendered to the Bond Registrar for cancellation; (b) Bonds with respect to which liability of the Issuer shall have been discharged in accordance with Section 10.02 hereof, including Bonds (or portions of Bonds) referred to in Section 11.10 hereof; (c) Bonds for the transfer or exchange of or in lieu of or in substitution for which other Bonds shall have been authenticated and delivered by the Bond Registrar pursuant to this Indenture; and (d) Bonds which have been deemed purchased pursuant to Section 4.07 hereof.

         "PARTICIPATING UNDERWRITER" means any broker, dealer or municipal securities dealer acting as an underwriter in a primary offering of municipal securities subject to Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended.

         "PAYING AGENT" means the Trustee and any other paying agent for the Bonds appointed pursuant to the provisions of this Indenture.

         "PERMITTED INVESTMENTS" means Treasury Funds, Government Obligations and Investment Securities.

         "PERSON" means an individual, corporation, firm, association, partnership, trust, or other legal entity or group of entities, including a governmental entity or any agency or political subdivision thereof.

         "PRINCIPAL ACCOUNT" means the account of that name in the Revenue Fund established pursuant to Section 5.02 hereof.

         "PROJECT" means (a) all land, buildings, structures, fixtures and improvements, and (b) all tangible personal property purchased with proceeds of the Bonds by the Borrower, whether now existing or hereafter acquired, constructed or installed as more fully described in Exhibit A to the Agreement.

         "PROJECT FUND" means the fund of that name established pursuant to
Section 3.03 hereof.

         "PURCHASE DATE" means (a) the date specified in each notice given by a Registered Owner pursuant to Section 4.06 hereof on which the Bonds being tendered by such Registered Owner shall be purchased by the Tender Agent, and
(b) the Mandatory Tender Date.

         "PURCHASE FUND" means the fund of that name established pursuant to
Section 8.10 hereof.

         "REBATE FUND" means the fund of that name created pursuant to Section
5.07 hereof.

         "RECORD DATE" means, prior to the Fixed Rate Date, the Business Day preceding each Interest Payment Date, and after the Fixed Rate Date, the fifteenth (15th) day of the calendar month preceding each Interest Payment Date.
         "REDEMPTION ACCOUNT" means the account of that name established in the Revenue Fund pursuant to Section 5.02 hereof.

         "REGISTERED OWNER," whenever used herein with respect to a Bond, means the Person in whose name such Bond is registered.

         "RELATED PARTY" means any general partner, member, affiliate or guarantor of the Borrower and any lessee of the Project.

         "REMARKETING ACCOUNT" means the account of that name established in the Purchase Fund pursuant to Section 8.10 hereof.

         "REMARKETING AGENT" means the remarketing agent or agents appointed in accordance with Section 8.08 hereof. The Remarketing Agent shall be initially The Chapman Company. "Principal Office" of the Remarketing Agent shall mean the office thereof designated in writing to the Issuer, the Trustee, the Tender Agent, the Bank and the Borrower.

         "REMARKETING AGREEMENT" means the Remarketing Agreement, dated as of April 1, 1999, between the Borrower and the Remarketing Agent, as such agreement may from time to time be amended and supplemented, to remarket the Bonds delivered or deemed to be delivered for purchase by the Registered Owners thereof, and any other similar agreement entered into with any successor Remarketing Agent, subject to approval by the Issuer. No such amendment or supplement or similar agreement shall alter the rights or obligations of the Registered Owners of Bonds to deliver their Bonds for purchase as provided herein.

         "REVENUE FUND" means the fund of that name established pursuant to
Section 5.01 hereof.

         "REVENUES" means all amounts received by the Issuer or the Trustee for the account of the Issuer pursuant or with respect to the Agreement or the Letter of Credit, including, without limiting the generality of the foregoing, Loan Repayments (including both timely and delinquent payments, and any late charges, paid from whatever source), prepayments, insurance proceeds, condemnation proceeds, and all interest, profits or other income derived from the investment of amounts in any fund or account established pursuant to this Indenture, but not including any moneys paid for deposit into the Rebate Fund.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, or, if such corporation shall be dissolved, liquidated or replaced by the Issuer and the Borrower as the rating agency for the Bonds, or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Issuer, with the approval of the Borrower which is requested to provide a rating on the Bonds.

         "SECURITIES DEPOSITORIES" means the following registered securities depositories: (a) The Depository Trust Company, 711 Stewart Avenue, Garden City, New York 11530, Fax-(516) 227-4039 or 4190; and (b) Philadelphia Depository Trust Company, Reorganization Division, 1900 Market Street, Philadelphia, Pennsylvania 19103, Attention: Bond Department, Fax-(215) 496-5058; or, in accordance with then-current guidelines of the Securities and Exchange Commission, to such other addresses and/or such other securities depositories, or no such depositories, as the Issuer or the Securities and Exchange Commission may designate in a certificate of the Issuer delivered to the Trustee.

         "SPECIAL RECORD DATE" means the date established by the Trustee pursuant to Section 2.02(b)(ii) hereof as a record date for the payment of defaulted interest on the Bonds.

         "STATE" means the State of California.

         "SUPPLEMENTAL INDENTURE" means any indenture hereafter duly authorized and entered into between the Issuer and the Trustee, supplementing, modifying or amending this Indenture; but only if and to the extent that such Supplemental Indenture is specifically authorized hereunder.

         "TAX REGULATORY AGREEMENT" means the Tax Regulatory Agreement, dated as of April 1, 1999, among the Issuer, the Borrower and the Trustee, as such Tax Regulatory Agreement shall be amended from time to time.

         "TAX-EXEMPT" means, with respect to interest on any obligations of a state or local government, including the Bonds, that such interest is excluded from gross income for federal income tax purposes (other than in the case of a Registered Owner of any Bonds who is a substantial user of the Project or a "related person" within the meaning of Section 147(a) of the Code) but such interest may be includable as an item of tax preference or otherwise includable directly or indirectly for purposes of calculating tax liabilities, including any alternative minimum tax or environmental tax, under the Code.

         "TENDER AGENT" means U.S. Bank Trust National Association, a national banking association organized and existing under and by virtue of the laws of the United States of America having a principal corporate trust office at San Francisco, California, or any successor appointed pursuant to Section 8.14 hereof.

         "TREASURY FUNDS" means (a) any investment portfolio consisting of direct obligations of the United States Treasury Department and repurchase agreements in respect of those obligations, including any such investment portfolio maintained by the Trustee or the Bank, (b) any investment or security permitted pursuant to Section 53601 of the California Government Code, including any investment or security portfolio consisting of any one or more of such investments or securities and (c) any other investment or security permitted by law and approved by the Bank.

         "TRUSTEE" means U.S. Bank Trust National Association, a national banking association organized and existing under and by virtue of the laws of the United States of America having a principal corporate trust office in San Francisco, California, or its successor as Trustee hereunder as provided in
Section 8.01 hereof.

         "WEEKLY INTEREST RATE" means the interest rate on the Bonds determined pursuant to Section 2.02(c) hereof.

         SECTION 1.02. CONTENT OF CERTIFICATES AND OPINIONS. Every certificate or opinion provided for in this Indenture with respect to compliance with any provision hereof shall include (a) a statement that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (c) a statement that, in the opinion of such Person, he or she has made or caused to be made such examination or investigation as is necessary to enable him or her to express an informed opinion with respect to the subject matter referred to in the instrument to which his or her signature is affixed; (d) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (e) a statement as to whether, in the opinion of such Person, such provision has been complied with.

         Any such certificate or opinion made or given by an officer of the Issuer or an officer or an Authorized Representative of the Borrower may be based, insofar as it relates to legal, accounting or any business matter, upon a certificate or opinion of or representation by counsel, an Accountant or a management consultant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous. Any such certificate or opinion made or given by counsel, an Accountant or a management consultant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Issuer or the Borrower, as the case may
be) upon a certificate or opinion of or representation by an officer of the Issuer or the Borrower, unless such counsel, Accountant or management consultant knows, or in the exercise of reasonable care should have known, that the certificate or opinion or representation with respect to the matters upon which such Person's certificate or opinion or representation may be based, as aforesaid, is erroneous. The same officer of the Issuer or the Borrower, or the same counsel or Accountant or management consultant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Indenture, but different officers, counsel, Accountants or management consultants may certify to different matters, respectively.

         SECTION 1.03. INTERPRETATION.

                  (a) Unless the context otherwise indicates, defined terms shall include all variations thereof and words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

                  (b) Headings of articles and sections herein and the table of contents hereof are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

                  (c) Unless otherwise indicated, all references herein to "Articles," "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture; the words "herein," "hereof," "hereby," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision hereof.

                                   ARTICLE II

                                    THE BONDS

         SECTION 2.01. AUTHORIZATION OF BONDS. There shall be issued under and secured by this Indenture a single series of Bonds to be designated as "California Infrastructure and Economic Development Bank Variable Rate Demand Industrial Development Revenue Bonds, Series 1999 (Roller Bearing Company of America, Inc. - Santa Ana Project)" in the original principal amount of $4,800,000, to be dated as of the Date of Delivery, and to mature fully (subject to prior redemption at the prices and dates and upon the terms and conditions hereinafter set forth) on April 1, 2024.

         SECTION 2.02. TERMS OF THE BONDS.

                  (a) The Bonds shall be issued as fully registered Bonds without coupons in the Authorized Denominations. The Bonds shall be in substantially the form set forth in Exhibit A hereto.

                  (b) (i) Each Bond shall bear interest at the rates determined pursuant to Section 2.02(c) and 2.03(b) hereof from and including the Interest Payment Date next preceding the date of registration thereof (unless such Bond is registered after a Record Date and on or before the next succeeding Interest Payment Date or on an Interest Payment Date, in which event it shall bear interest from and including such Interest Payment Date, or unless such Bond is registered on or prior to May 31, 1999, in which event it shall bear interest from and including the Date of Delivery), payable on each Interest Payment Date. The interest so payable on any Interest Payment Date will be paid on the Interest Payment Date to the Persons in whose name the Bonds are registered at the close of business of the Bond Registrar on the Record Date for such Interest Payment Date; except as provided below.

                           (ii) Any such interest not so punctually paid or duly
                  provided for shall forthwith cease to be payable to the Registered Owner as of the Record Date for such payment of interest, and shall be paid to the Person in whose name the Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest, to be fixed by the Trustee, notice thereof being given to the Registered Owners not less than ten (10) days prior to such Special Record Date.

                           (iii) Interest shall be paid in lawful money of the
                  United States by check or draft mailed to each Registered Owner at the address shown on the registration books maintained by the Bond Registrar pursuant to Section 2.07 hereof; provided, however, interest may also be paid by wire transfer to an address in the continental United States in the case of a Registered Owner of at least $1,000,000 aggregate principal amount of Bonds upon written request of the Registered Owner thereof 15 days prior to the applicable Record Date to the Bond Registrar in a form satisfactory to the Bond Registrar.

                  (c) (i) The Bonds shall bear interest until payment of the principal thereof and interest thereon shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Prior to the Fixed Rate Date, interest shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed.

                           The Bonds shall bear interest for each day from and
                  including the Date of Delivery until the Fixed Rate Date or final maturity date, whichever is earlier, at the Weekly Interest Rate; provided that appropriate adjustments may be made for the initial period following the Date of Delivery. The Weekly Interest Rate shall be the rate determined by the Remarketing Agent (on the basis of the examination of Tax-exempt obligations comparable to the Bonds known by the Remarketing Agent to have been priced or traded under then prevailing market conditions) to be the minimum interest rate which, if borne by the Bonds, would enable the Remarketing Agent to sell the Bonds on the date such rate becomes effective at a price equal to the principal amount thereof, plus accrued interest, if any, but in no event exceeding twelve percent (12%) per annum. The Weekly Interest Rate shall be determined by the Remarketing Agent as of the close of business on Tuesday in each calendar week until the earlier of the Fixed Rate Date or payment in full of the Bonds; provided that, if Tuesday in any calendar week shall not be a Business Day, then such determination shall be made on the next preceding Business Day; and provided further that appropriate adjustments may be made for the initial period following the Date of Delivery. The Weekly Interest Rate shall be effective from Wednesday in the week of determination thereof to and including the following Tuesday irrespective of when the rate was determined by the Remarketing Agent; provided that appropriate adjustments may be made for the initial period following the Date of Delivery. The Weekly Interest Rate shall be communicated by telephonic notice, promptly confirmed in writing, by the Remarketing Agent to the Trustee on the Business Day next following the day on which the Weekly Interest Rate is determined. The Remarketing Agent shall also give written notice to the Tender Agent, the Bank and the Borrower of the Weekly Interest Rate at the time it gives the aforesaid written confirmation thereof to the Trustee. If for any reason the Remarketing Agent does not determine the Weekly Interest Rate in any week, the Weekly Interest Rate for the first such week in which the Remarketing Agent does not determine the Weekly Interest Rate shall remain at the last Weekly Interest Rate announced by the Remarketing Agent and the Weekly Interest Rate thereafter shall be the "Alternate Weekly Rate" (as defined below).

                           (ii) If on any date on which the Weekly Interest Rate
                  is determined, the Weekly Interest Rate determined in accordance with paragraph (i) of this paragraph (c) is held by a court to be invalid or unenforceable, then the Weekly Interest Rate shall be the Alternate Weekly Rate. The "Alternate Weekly Rate" shall be the Bond Market Association Seven-Day Municipal Swap Index Rate plus 25 basis points (.25%) as determined by the Remarketing Agent.

                           (iii) Each determination of the Weekly Interest Rate
                  by the Remarketing Agent shall be conclusive and binding on the Registered Owners, the Trustee and the Issuer.

                           The Trustee shall calculate the amount of interest
                  due on each Interest Payment Date with respect to the then-concluding Interest Period by the close of business on the date one (1) Business Day prior to the end of such Interest Period, and shall notify the Borrower and the Bank of such amount. The Trustee shall inform any Registered Owner who requests the same of the Weekly Interest Rate in effect from time to time.

                           (iv) Anything herein to the contrary notwithstanding,
                  in no event shall the interest rate borne by the Bonds exceed twelve percent (12%) per annum or, if lower, the maximum rate of interest which may be charged or collected pursuant to applicable provisions of federal or state law.

                  (d) The principal of the Bonds shall be payable in lawful money of the United States of America on April 1, 2024 at the principal corporate trust office of the Trustee in San Francisco, California or at such other office as the Trustee may designate. Except as provided in Section 2.09 hereof, no payment of principal shall be made on any Bond unless and until such Bond is tendered to the Trustee for cancellation, as the case may be.

                  (e) The Bonds shall be subject to redemption and purchase as provided in Article IV hereof.

         SECTION 2.03. CONVERSION OF BONDS.

                  (a) On any Interest Payment Date, the interest rate on the Bonds may be converted to a fixed annual rate of interest upon receipt by the Issuer, the Trustee, the Tender Agent, the Bank and the Remarketing Agent not less than 45 days in advance of the proposed Fixed Rate Date of (i) notice from the Borrower electing to have the interest rate on the Bonds converted to a fixed rate of interest and the effective date of such conversion, (ii) an Opinion of Bond Counsel (which shall be confirmed on the Fixed Rate Date) to the effect that conversion to a Fixed Interest Rate is permitted by the Indenture and the Act, that conversion to the Fixed Interest Rate in accordance with the provisions of the Indenture will not cause interest on the Bonds to not be Tax-exempt and that, to the extent required, the Borrower has complied with the Disclosure Requirements as provided in Section 5.12 of the Agreement, (iii) receipt by the Trustee of: (A) a commitment from the Bank evidencing that the Letter of Credit has been increased to provide for the interest, principal and premium requirements on the Bonds on and after the Fixed Rate Date, (B) an Alternate Credit Facility pursuant to the terms of Section 5.07 of the Agreement, or (C) an Alternate Letter of Credit pursuant to the terms of Section 5.08 of the Agreement, (iv) the written consent of the Bank to such conversion and (v) receipt by the Trustee of written evidence from the rating agency then rating the Bonds of its rating on the Bonds.

                  (b) (i) After the Fixed Rate Date, interest on the Bonds shall be computed on the basis of a year of 360 days and 12 months of 30 days each. The interest rate on all Bonds from the Fixed Rate Date until the maturity or prior redemption or acceleration thereof shall be a rate per annum equal to the Fixed Interest Rate, which shall be determined on or prior to, but not more than 15 days prior to, the Business Day immediately preceding the Fixed Rate Date. The Remarketing Agent shall specify the Fixed Interest Rate to be borne by the Bonds on and after the Fixed Rate Date. The Fixed Interest Rate shall be the rate, but not exceeding the rate, which at the time of determination thereof in the judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, would be necessary to remarket the Bonds at a price equal to 100% of the principal amount thereof on the Fixed Rate Date. If on the date of determination by the Remarketing Agent of the Fixed Interest Rate, the Fixed Interest Rate so determined is held by a court to be invalid or unenforceable, then the Fixed Interest Rate shall be a rate determined by the Remarketing Agent, not less than 90% or more than 130% of the "Alternate Fixed Rate," which in the judgment of the Remarketing Agent, having due regard for prevailing market conditions, would be the minimum rate at which Registered Owners of the Bonds would be able to sell the Bonds at a price equal to the principal amount thereof on the Fixed Rate Date. The Alternate Fixed Rate shall be determined by the Remarketing Agent and shall be a rate per annum based upon yield evaluations at par of Tax-exempt securities having a remaining term equal, as nearly as practicable, to the time remaining until the maturity of the Bonds of Component Issues selected by the Remarketing Agent each of which would be rated by either Moody's or S&P in a long-term debt rating category which is the same as, or is immediately proximate to, the long-term debt rating category which will be assigned to the

                  Bonds after the Fixed Rate Date. Anything to the contrary herein notwithstanding, the Fixed Interest Rate shall not exceed twelve percent (12%) per annum. If, after the Fixed Rate Date, the Bonds shall fail to be converted to a Fixed Interest Rate, the Bonds will continue to earn interest at the Weekly Interest Rate as provided in this Indenture and the Registered Owners shall be notified thereof by the Trustee.

                           (ii) Following an election of the Borrower to convert
                  the interest rate on the Bonds to the Fixed Interest Rate as provided in this Section, the Registered Owners of all of the Outstanding Bonds shall be required to tender their Bonds for purchase on the Mandatory Tender Date.

                           (iii) At least 30 days prior to the Fixed Rate Date,
                  the Trustee shall give an irrevocable notice to the Registered Owners of conversion of the Weekly Interest Rate borne by the Bonds to the Fixed Interest Rate on the Fixed Rate Date. If a Registered Owner delivers a written request to the Trustee at least 45 days prior to the Fixed Rate Date setting forth the appropriate telex or telecopier number and other necessary information to enable the Trustee to deliver such notice by telegram, telex, telecopier or other telecommunication device capable of creating a written notice such notice shall be delivered in the manner requested. Such notice shall (A) specify the proposed Fixed Rate Date, (B) require the Registered Owners of all of the Outstanding Bonds to tender their Bonds for purchase on the Mandatory Tender Date pursuant to Section 4.07 hereof, and (C) state that all Outstanding Bonds not purchased on or before the Mandatory Tender Date will be deemed to be purchased on the Mandatory Tender Date at a price equal to the principal amount thereof, plus unpaid interest, if any, accrued to such date.

                           (iv) Any Bond purchased by the Tender Agent pursuant
                  to the provisions of Section 4.06 hereof from the date notice of the proposed Fixed Rate Date is given to Registered Owners through the Fixed Rate Date shall be remarketed at the Weekly Interest Rate for a period of time up to and including the Fixed Rate Date; provided, however, that all Bonds remarketed from the date notice of the proposed Fixed Rate Date is given to Registered Owners through the Fixed Rate Date shall be tendered by the Registered Owners thereof for purchase on the Mandatory Tender Date.

                           (v) The determination of the Fixed Interest Rate by
                  the Remarketing Agent shall be conclusive and binding on the Issuer, the Trustee, the Borrower and the Registered Owners of the Bonds.

         SECTION 2.04. EXECUTION OF BONDS. The Bonds shall be executed in the name and on behalf of the Issuer with the manual or facsimile signature of the Chair of the Issuer or the Chair's designee and attested by the manual or facsimile signature of its Secretary. The Bonds shall then be delivered to the Bond Registrar for authentication by it. In case any of the officers who shall have signed or attested any of the Bonds shall cease to be such officer or officers of the Issuer before the Bonds so signed or attested shall have been authenticated or delivered by the Bond Registrar or issued by the Issuer, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issue, shall be as binding upon the Issuer as though those who signed and attested the same had continued to be such officers of the Issuer, and also any Bonds may be signed and attested on behalf of the Issuer by such persons as at the actual date of execution of such Bonds shall be the proper officers of the Issuer although at the nominal date of such Bonds any such person shall not have been such officer of the Issuer.

         Only such of the Bonds as shall bear thereon a certificate of authentication substantially in the form set forth in Exhibit A hereto, with the manual signature of the Bond Registrar, shall be valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of the Bond Registrar shall be conclusive evidence that the Bonds so authenticated have been duly executed, authenticated and delivered hereunder and are entitled to the benefits of this Indenture.

         SECTION 2.05. TRANSFER OF BONDS. Any Bond may, in accordance with its terms, be transferred, upon the books required to be kept pursuant to the provisions of Section 2.07 hereof, by the person in whose name it is registered, in person or by his duly authorized attorney, upon surrender of such registered Bond for cancellation, accompanied by delivery of a written instrument of transfer, duly executed in a form approved by the Bond Registrar. Transfer of a Bond shall not be permitted by the Bond Registrar: (a) if the Bond Registrar has received notice from the Registered Owner of such Bond that such Bond will be delivered to the Tender Agent for purchase on or before the next succeeding Interest Payment Date or (b) if the Bond Registrar receives such written instrument of transfer after the Record Date prior to the next succeeding Interest Payment Date.

         Whenever any Bond or Bonds shall be surrendered for transfer, the Issuer shall execute and the Bond Registrar shall authenticate and deliver a new Bond or Bonds for a like aggregate principal amount in an Authorized Denomination. The Bond Registrar shall require the Registered Owner requesting such transfer to pay any tax or other governmental charge required to be paid with respect to such transfer, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Issuer and the Bond Registrar in connection with such transfer.

         Notwithstanding the foregoing, prior to the Fixed Rate Date, no Bonds held by or for the account of the Bank or the Borrower shall be transferred upon the books required to be kept pursuant to Section 2.07 hereof unless the Trustee has received positive confirmation by the Bank that the amount that may be drawn under the Letter of Credit shall have been, or shall concurrently with such transfer be, reinstated (automatically or otherwise), in the amount of the draw on the Letter of Credit used to purchase such Bonds proposed to be transferred.

         SECTION 2.06. EXCHANGE OF BONDS. Bonds may be exchanged at the principal corporate trust office of the Trustee in San Francisco, California, or at such other office as the Trustee may designate, for a like aggregate principal amount of Bonds of other Authorized Denominations. The Bond Registrar shall require the Registered Owner requesting such exchange to deliver such Bonds to be exchanged and to pay any tax or other governmental charge required to be paid with respect to such exchange, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Issuer or the Bond Registrar in connection with such exchange. Thereupon, the Bonds delivered to the Bond Registrar for exchange shall be cancelled by the Bond Registrar.

         SECTION 2.07. BOND REGISTER. The Trustee is hereby designated and appointed as the bond registrar (the "Bond Registrar"). The Bond Registrar will keep or cause to be kept at its corporate trust office in San Francisco, California, or at such other office as the Bond Registrar may designate, sufficient books for the registration and transfer of the Bonds, and shall keep or cause to be kept within the State a copy of such books, which shall at all times be open to inspection during regular business hours by the Issuer; and, upon presentation for such purpose, the Bond Registrar shall, under such reasonable regulations as it may prescribe, register or transfer or cause to be registered or transferred, on such books, Bonds as hereinbefore provided.

         SECTION 2.08. TEMPORARY BONDS. The Bonds may be issued in temporary form exchangeable for definitive Bonds when ready for delivery. Any temporary Bond may be printed, lithographed or typewritten, shall be in an Authorized Denomination, shall be in fully registered form without coupons and may contain such reference to any of the provisions of this Indenture as may be appropriate and in a form acceptable to the Paying Agent. Every temporary Bond shall be executed by the Issuer and be authenticated by the Bond Registrar upon the same conditions and in substantially the same manner as the definitive Bonds. If the Issuer issues temporary Bonds it will execute and deliver definitive Bonds as promptly thereafter as practicable, and thereupon the temporary Bonds may be surrendered, for cancellation, in exchange therefor at the principal corporate trust office of the Bond Registrar and the Bond Registrar shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive Bonds in Authorized Denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

         SECTION 2.09. BONDS MUTILATED, LOST, DESTROYED OR STOLEN. If any Bond shall become mutilated, the Issuer, at the expense of the Registered Owner of said Bond, shall execute, and the Bond Registrar shall thereupon authenticate and deliver, a new Bond of like tenor in exchange and substitution for the Bond so mutilated, but only upon surrender to the Bond Registrar of the Bond so mutilated. Every mutilated Bond so surrendered to the Bond Registrar shall be cancelled by it and delivered to, or upon the order of, the Issuer. If any Bond shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Bond Registrar and, if such evidence be satisfactory to it and indemnity satisfactory to the Bond Registrar shall be given, the Issuer, at the expense of the Registered Owner, shall execute, and the Bond Registrar shall thereupon authenticate and deliver, a new Bond of like tenor in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured or shall be about to mature, instead of issuing a substitute Bond, the Bond Registrar may pay the same without surrender thereof upon such maturity date). The Bond Registrar may require payment by the Registered Owner of a sum not exceeding the actual cost of preparing each new Bond issued under this Section and of the expenses which may be incurred by the Issuer and the Bond Registrar in the premises. Any Bond issued under the provisions of this Section in lieu of any Bond alleged to be lost, destroyed or stolen shall constitute an original additional contractual obligation on the part of the Issuer whether or not the Bond so alleged to be lost, destroyed or stolen be at any time enforceable by anyone, and shall be entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

         SECTION 2.10. SPECIAL OBLIGATIONS. The Bonds, together with the interest and premium (if any) thereon and the purchase price thereof, shall not be deemed to constitute a debt or liability of the State or any political subdivision or agency of the State or a pledge of the faith and credit of the State or any political subdivision or agency of the State, but shall be payable solely from the funds provided therefor pursuant to this Indenture. The Bonds are only a special obligation of the Issuer as provided by the Act and the Issuer shall under no circumstances be obligated to pay the Bonds or respective Costs of the Project except from Revenues and other funds pledged therefor.

         Neither the faith and credit nor the taxing power of the State or any political subdivision or agency of the State is pledged to the payment of the principal of, premium, if any, purchase price of or interest on the Bonds nor is the State or any political subdivision or agency of the State in any manner obligated to make any appropriation for such payment. The Issuer has no taxing power.

         SECTION 2.11. BOOK-ENTRY-ONLY SYSTEM.

                  (a) Except as otherwise provided in subsections (b) and (c) of this Section, the Bonds initially authenticated and delivered hereunder shall be registered in the name of Cede & Co., as nominee of DTC or such other nominee as DTC shall request. Payments of interest on, principal of and any premium on the Bonds shall be made to the account of Cede & Co. on each Bond Payment Date at the address indicated for Cede & Co. in the registration books maintained by the Bond Registrar by transfer of immediately available funds. DTC has represented to the Issuer that it will maintain a book-entry system in recording ownership interests of its participants (the "Direct Participants") and the ownership interests of a purchaser of a beneficial interest in the Bonds (a "Beneficial Owner") will be recorded through book entries on the records of the Direct Participants.

                  (b) The Bonds shall be initially issued in the form of a separate single authenticated fully registered Bond in the amount of each separate stated maturity. With respect to Bonds so registered in the name of Cede & Co., the Issuer, the Trustee and the Tender Agent shall have no responsibility or obligation to any Direct Participant or to any Beneficial Owner of such Bonds. Without limiting the immediately preceding sentence, the Issuer, the Trustee and the Tender Agent shall have no responsibility or obligation with respect to (i) the accuracy of the records of DTC, Cede & Co. or any Direct Participant with respect to any beneficial ownership interest in the Bonds, (ii) the delivery to any Direct Participant, Beneficial Owner or other person, other than DTC, of any notice with respect to the Bonds, including any notice of redemption, (iii) the payment to any Direct Participant, Beneficial Owner or other person, other than DTC, of any amount with respect to the principal or redemption price of, or interest on, the Bonds or (iv) any consent given or other action taken by DTC as Registered Owner of the Bonds. The Issuer, the Trustee and the Tender Agent may treat DTC as, and deem DTC to be, the absolute Registered Owner of each Bond for all purposes whatsoever including (but not limited to) (A) payment of the principal or redemption price of, and interest on, each such

         Bond, (B) giving notices of conversion or redemption and other matters with respect to such Bonds and (C) registering transfers with respect to such Bonds. The Trustee shall pay the principal or redemption price of, and interest on, all Bonds only to or upon the order of DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Issuer's obligations with respect to such principal or redemption price, and interest, to the extent of the sum or sums so paid. No person other than DTC shall receive a Bond evidencing the obligation of the Issuer to make payments of principal or redemption price of, and interest on, the Bonds pursuant to this Indenture. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the transfer provisions hereof, the word "Cede & Co." in this Indenture shall refer to such new nominee of DTC.

                  (c) (i) DTC may determine to discontinue providing its services with respect to the Bonds at any time by giving reasonable written notice to the Issuer, the Trustee and the Tender Agent and discharging its responsibilities with respect thereto under applicable law.

                           (ii) The Issuer, in its sole discretion and without
                  the consent of any other person, may terminate, upon provision of notice to the Trustee and Tender Agent, the services of DTC with respect to the Bonds if the Issuer determines that the continuation of the system of book-entry only transfers through DTC (or a successor securities depository) is not in the best interests of the Beneficial Owners of the Bonds or is burdensome to the Issuer, and shall terminate the services of DTC with respect to the Bonds upon receipt by the Issuer, the Trustee and the Tender Agent of written notice from DTC to the effect that DTC has received written notice from Direct Participants having interests, as shown in the records of DTC, in an aggregate principal amount of not less than fifty percent (50%) of the aggregate principal amount of the then Outstanding Bonds to the effect, that: (A) DTC is unable to discharge its responsibilities with respect to such Bonds, or
                  (B) a continuation of the requirement that all of the Outstanding Bonds be registered in the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of such Bonds.

                  (d) Upon the termination of the services of DTC with respect to the Bonds pursuant to subsection (c)(ii)(B) hereof, or upon the discontinuance or termination of the services of DTC with respect to the Bonds pursuant to subsection (c)(i) or subsection (c)(ii)(A) hereof after which no substitute securities depository willing to undertake the functions of DTC hereunder can be found or which, in the opinion of the Issuer, is willing and able to undertake such functions upon reasonable and customary terms, the Bonds shall no longer be restricted to being registered in the registration books kept by the Bond Registrar in the name of Cede & Co. as nominee of DTC. In such event, the Issuer shall issue and the Trustee shall transfer and exchange Bond certificates as requested by DTC or Direct Participants of like principal amount, series and maturity, in Authorized Denominations to the identifiable Beneficial Owners in replacement of such Beneficial Owners' beneficial interests in the Bonds.

                  (e) Notwithstanding any other provision of this Indenture to the contrary, so long as any Bond is registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal or redemption price of, and interest on, such Bond and all notices with respect to such Bond shall be made and given, respectively, to DTC.

                  (f) In connection with any notice or other communication to be provided to Registered Owners pursuant to this Indenture by the Issuer, the Tender Agent or the Trustee with respect to any consent or other action to be taken by Registered Owners, the Issuer, the Tender Agent or the Trustee, as the case may be, shall establish a record date for such consent or other action and give DTC notice of such record date not less than 15 calendar days in advance of such record date to the extent possible.

                  (g) Notwithstanding any provision herein to the contrary, the Issuer and the Trustee may agree to allow DTC, or its nominee, Cede & Co., to make a notation on any Bond redeemed in part to reflect, for informational purposes only, the principal amount and date of any such redemption.

                  (h) Notwithstanding any provision herein to the contrary, so long as the Bonds are subject to a system of book-entry only transfers pursuant to this Section, any requirement for the delivery of Bonds to the Tender Agent in connection with a mandatory tender pursuant to
         Section 4.07 hereof shall be deemed satisfied upon the transfer, on the registration books of DTC, of the beneficial ownership interests in such Bonds tendered for purchase to the account of the Tender Agent, or a Direct Participant acting on behalf of the Tender Agent.

                                  ARTICLE III

                   ISSUANCE OF BONDS; APPLICATION OF PROCEEDS

         SECTION 3.01. ISSUANCE OF THE BONDS. At any time after the execution of this Indenture, the Issuer may execute and the Bond Registrar shall authenticate and, upon Request of the Issuer, deliver Bonds in the aggregate principal amount set forth in Section 2.01 hereof.

         SECTION 3.02. APPLICATION OF PROCEEDS OF THE BONDS. The proceeds received from the sale of the Bonds shall be deposited in trust with the Trustee, who shall forthwith set aside such proceeds as follows:

                  (a) The Trustee shall set aside the sum of $96,000 in the Costs of Issuance Fund, together with any additional money supplied by the Borrower to pay the Costs of Issuance, which Costs of Issuance Fund the Trustee shall establish and maintain as further provided in Section 3.03(e) hereof.

                  (b) The Trustee shall set aside the remainder of said proceeds, $4,704,000, in the Project Fund.

         SECTION 3.03. ESTABLISHMENT AND APPLICATION OF PROJECT FUND AND COSTS OF ISSUANCE FUND.

                  (a) The Trustee shall establish, maintain and hold in trust a separate fund designated as the "Project Fund." The moneys in the Project Fund shall be used and withdrawn by the Trustee to pay the Costs of the Project.

                  (b) Subject to paragraph (c) of this Section, before any payment from the Project Fund shall be made to pay any Costs of the Project, the Borrower shall file or cause to be filed with the Trustee a Requisition of the Borrower stating (i) the item number of such payment; (ii) the name of the Person to whom each such payment is due, which may be the Borrower in the case of reimbursement for any Costs of the Project theretofore paid by the Borrower; (iii) the respective amounts to be paid; (iv) the purpose by general classification for which each obligation to be paid was incurred; (v) that obligations in the stated amounts are presently due and payable and that each item thereof is a proper charge against the Project Fund and has not been previously paid from said fund or from the proceeds of the Bonds; and
         (vi) that there has not been filed with or served upon the Borrower notice of any lien, or attachment upon, or claim affecting the right to receive payment of, any of the amounts payable to any of the persons named in such Requisition, which has not been released or will not be released simultaneously with the payment of such obligation, other than materialmen's or mechanics' liens accruing by mere operation of law.

                  Upon receipt of each Requisition and written approval of the Bank, the Trustee shall pay the amount set forth in such Requisition as directed by the terms thereof out of the Project Fund. The Trustee shall not make any such payment if it has theretofore received notice of any lien, right to lien or attachment upon, or claim affecting the right to receive payment of, any of the moneys to be so paid, which has not been released or will not be released simultaneously with such payment, other than materialmen's or mechanics' liens accruing by mere operation of law.

                  (c) In the event the Borrower elects to invest any moneys on deposit in the Project Fund in Permitted Investments other than Investment Securities pursuant to Section 5.05 hereof, and the Borrower has not otherwise satisfied any of the exceptions to the calculation of rebate as provided in Section 4.02(a) of the Tax Regulatory Agreement, the Trustee shall, prior to the payment of any Requisition which would result in the amount remaining on deposit in the Project Fund being less than 2% of the principal amount of the Bonds set forth in Section
         2.01 hereof, notify the Borrower that a rebate calculation is required to determine the Rebate Requirement (as defined in the Tax Regulatory Agreement) in accordance with Section 5.07 hereof. In addition, the payment of such Requisition by the Trustee shall be subject to prior compliance with the provisions of Section 5.07 hereof and the Tax Regulatory Agreement.

                  (d) Subject to paragraph (c) of this Section, upon the receipt of the Certificate of the Borrower required by Section 3.03 of the Agreement, accompanied by the written approval of the Bank, or at such time that there are no Outstanding Bonds, the Trustee shall transfer any remaining balance in the Project Fund, less the amount of any such retention, to a separate account within the Redemption Account, which the Trustee shall establish and hold in trust, and which shall be entitled the "Surplus Account." The moneys in the Surplus Account shall be used and applied (unless some other application of such moneys would not, in the Opinion of Bond Counsel, adversely affect the Tax-exempt status of interest on the Bonds) to pay principal only in connection with the call and redemption of Bonds to the maximum degree permissible in accordance with Section 4.01 hereof, at the earliest possible dates at which Bonds can be redeemed without payment of premium pursuant to this Indenture or to reimburse the Bank for any draws theretofore made by the Trustee under the Letter of Credit, but not yet reimbursed, the proceeds of which were used to accomplish such redemption; provided, however, that the principal of Bank Bonds shall be paid from moneys in the Surplus Account prior to the payment of principal of any other outstanding Bonds. Any moneys in the Surplus Account not used to call and redeem Bonds or to reimburse the Bank as herein provided shall be used and applied to pay the principal of the Bonds as such principal becomes due and payable, in annual amounts which bear the same ratio to the annual principal due on the Bonds that the amount deposited in the Surplus Account bears to the original face amount of the Bonds (unless in the Opinion of Bond Counsel another use would not adversely affect the Tax-exempt status of interest on the Bonds). Notwithstanding
         Section 5.05 hereof, the moneys in the Surplus Account shall be invested at a yield no higher than the yield on the Outstanding Bonds (unless in the Opinion of Bond Counsel investment at a higher yield would not adversely affect the Tax-exempt status of interest on the Bonds), and all such investment income shall be deposited in the Surplus Account and expended or reinvested as provided above.

                  (e) The Trustee shall establish, maintain and hold in trust a separate fund designated as the "Costs of Issuance Fund." The moneys in the Costs of Issuance Fund shall be held by the Trustee in trust and applied to the payment of Costs of Issuance, upon a requisition or letter filed with the Trustee by an Authorized Representative of the Borrower or a designee of an Authorized Representative of the Borrower. Any money remaining in the Costs of Issuance Fund on April 29, 2000 shall be either transferred to the Project Fund or returned to the Borrower, at the direction of the Borrower.

         SECTION 3.04. VALIDITY OF BONDS. The validity of the authorization and issuance of the Bonds is not dependent on and shall not be affected in any way by any proceedings taken by the Issuer or the Trustee with respect to or in connection with the Agreement. The recital contained in the Bonds that the same are issued pursuant to the Act and the Constitution and laws of the State shall be conclusive evidence of their validity and of compliance with the provisions of law in their issuance.

                                   ARTICLE IV

                        REDEMPTION AND PURCHASE OF BONDS

         SECTION 4.01. TERMS OF REDEMPTION. The Bonds are subject to redemption by the Issuer if and to the extent the Borrower is entitled to make and makes, or is required to make, a payment or prepayment pursuant to Articles IV or VIII of the Agreement. All such prepayments by the Borrower shall be deposited in the Redemption Account. The Issuer shall not call the

Bonds for optional redemption, and the Trustee shall not give notice of any such redemption, unless the Borrower has so directed in accordance with the Agreement and has made or caused to be made all required installments of the Borrower's obligations under the Agreement; provided that the Issuer may require such payment under Section 8.03 of the Agreement without the Borrower's direction.

         The Bonds shall be subject to redemption by the Issuer upon the following terms in increments of $5,000, provided that in the event of redemption of less than all of the Bonds, the amount which remains Outstanding shall be in Authorized Denominations:

                  (a) SINKING FUND REDEMPTION. The Bonds are not subject to mandatory sinking fund redemption.

                  (b) PRIOR TO THE FIXED RATE DATE. On or prior to the Fixed Rate Date, the Bonds are subject to optional redemption on any Business Day, in whole or in part, to the extent of prepayments of amounts due under the Agreement made at the option of the Borrower pursuant to
         Section 8.02(b) of the Agreement with the written approval of the Bank, at a redemption price of 100% of the principal amount of the Bonds to be redeemed, plus interest accrued thereon to the redemption date.

                  (c) TAXABILITY. In the event of a prepayment pursuant to
         Section 8.03(a)(ii) or Section 8.03(a)(iii) of the Agreement as a result of a Determination of Taxability, Bonds Outstanding on the date of the occurrence of such Determination of Taxability shall be redeemed in whole at any time within 60 days after such occurrence, at a redemption price of 100% of the principal amount thereof plus interest accrued thereon to the redemption date. No redemption of Bonds shall be made pursuant to any of the other provisions of this Section following a Determination of Taxability. IF THE LIEN OF THIS INDENTURE IS DISCHARGED PRIOR TO THE OCCURRENCE OF A DETERMINATION OF TAXABILITY, THEN THE BONDS SHALL NOT BE REDEEMED AS DESCRIBED IN THIS SUBSECTION 4.01(c).

                  (d) LETTER OF CREDIT. The Bonds shall be redeemed in whole, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued thereon to the redemption date, on a redemption date selected by the Trustee not less than fifteen (15) days preceding the Expiration Date of the Letter of Credit if no Alternate Letter of Credit has been delivered to the Trustee in accordance with Section
         5.08 of the Agreement.

                  (e) EXTRAORDINARY EVENTS. To the extent of a prepayment or a required prepayment by the Borrower pursuant to Sections 8.02(a), 8.03(a)(i) or 8.03(b) of the Agreement, the Bonds are subject to redemption prior to their stated maturity as a whole or in part, on any date, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued thereon to the redemption date.

                  (f) OPTIONAL REDEMPTION AFTER THE FIXED RATE DATE. After the Fixed Rate Date, the Bonds are subject to redemption to the extent of prepayments of amounts due under the Agreement made at the option of the Borrower pursuant to Section 8.02(b) of the Agreement, with the consent of the Bank, in whole or in part, on any Interest Payment

         Date during the applicable periods specified below, at the applicable redemption price stated below, plus interest accrued thereon to the redemption date:

    NUMBER OF YEARS
  FROM FIXED RATE DATE          FIRST OPTIONAL              REDEMPTION
   TO FINAL MATURITY            REDEMPTION DATE               PRICE
greater than 9 years        7 years from conversion     101%, declining .5%
                                                        annually to 100%

6-9 years                   6 years from conversion     100.5%, declining .5%
                                                        annually to 100%

less than 6 years           no optional redemption

         Notwithstanding the optional redemption schedule set forth above, on or prior to the Fixed Rate Date, the Remarketing Agent may provide an alternate optional redemption schedule if it obtains an Opinion of Bond Counsel that such alternate schedule will not cause interest on the Bonds not to be Tax-exempt.

                  (g) MANDATORY REDEMPTION FOR FAILURE TO REINSTATE THE LETTER OF CREDIT OR CREDIT AGREEMENT DEFAULT. The Bonds shall be redeemed in whole, at a redemption price equal to 100% of the principal amount thereof, plus interest accrued thereon to the redemption date, within five calendar days (and before the following Saturday if the fifth calendar day is a Saturday) from the date the Trustee receives written notice from the Bank that the Bank will not reinstate the interest portion of the Letter of Credit or that an event of default has taken place under the Credit Agreement and directing the Trustee to redeem the Bonds.

                  (h) MANDATORY REDEMPTION FROM EXCESS FUNDS. The Bonds are subject to redemption in part on any Interest Payment Date at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date, on the next succeeding Interest Payment Date to the extent of amounts remaining in the Project Fund upon completion of the Project which are deposited in the Surplus Account and directed to be used to redeem Bonds as provided in Section 3.03(d) hereof.

         SECTION 4.02. SELECTION OF BONDS FOR REDEMPTION. Whenever provision is made in this Indenture for the redemption of less than all of the Bonds, the Trustee shall select the Bonds to be redeemed from all Bonds or such given portion thereof not previously called for redemption by lot in any manner which the Trustee in its sole discretion shall deem appropriate and fair, to be credited against the principal of the Bonds to be redeemed; provided, however, that in connection with an optional redemption of the Bonds, Bank Bonds shall be the first Bonds selected for redemption; and provided further, that the Bonds Outstanding after giving effect to any redemption shall be in Authorized Denominations. Upon selection of Bonds for redemption on or prior to the Fixed Rate Date, the Trustee will immediately notify the Tender Agent of the Bonds selected for redemption.

         SECTION 4.03. NOTICE OF REDEMPTION.

                  (a) The Trustee shall mail notice of redemption (i) prior to the Fixed Rate Date, not less than 15 days before such redemption date, (except in the case of redemptions pursuant to Section 4.01(d) hereof in which case not less than five days, or in the case of redemptions pursuant to Section 4.01(g) hereof, in which case notice shall be given as soon as practicable), and (ii) after the Fixed Rate Date, not less than thirty days before such redemption date (except in the case of redemptions pursuant to Section 4.01(d) hereof, in which case not less than five days, or in the case of redemptions pursuant to Section 4.01(g) hereof, in which case notice shall be given as soon as practicable) to the respective Registered Owners of any Bonds designated for redemption at their addresses on the registration books maintained by the Bond Registrar and to the Issuer. Each notice of redemption shall state the redemption date, the place or places of redemption, if less than all of the Bonds are to be redeemed, the distinctive numbers of the Bonds to be redeemed, and in the case of Bonds to be redeemed in part only, the respective portions of the principal amount thereof to be redeemed. Each such notice shall also state that on said date there will become due and payable on each of said Bonds the principal thereof or of said specified portion of the principal thereof in the case of a Bond to be redeemed in part only, and that from and after such redemption date interest thereon shall cease to accrue, and shall require that such Bonds be then surrendered

                  (b) Notice of redemption of Bonds shall be given by the Trustee, at the expense of the Issuer, for and on behalf of the Issuer.

                  (c) In the case of redemption pursuant to Section 4.01 hereof in connection with refunding obligations to be issued for such purpose, notice of such redemption may be cancelled if such refunding obligations are not issued on or prior to the date fixed for such redemption.

                  (d) Receipt of such notice shall not be a condition precedent to such redemption and failure so to mail any such notice to a Registered Owner shall not affect the validity of the proceedings for the redemption of Bonds of any Registered Owner.

                  (e) The Trustee shall, at the same time the notice in subsection (a) above is mailed, also send a copy of the notice by certified mail or by overnight delivery to each Securities Depository and to an Information Service. Failure to provide notice to the Tender Agent, the Remarketing Agent, a Securities Depository or to an Information Service shall not affect the validity of proceedings for the redemption of Bonds.

         SECTION 4.04. PARTIAL REDEMPTION OF BONDS. Upon surrender of any Bond redeemed in part only, the Issuer shall execute and the Bond Registrar shall authenticate and deliver to the registered owner thereof, at the expense of the Issuer, a new Bond or Bonds of Authorized Denominations equal in aggregate principal amount to the unredeemed portion of the Bond surrendered.

         SECTION 4.05. EFFECT OF REDEMPTION. Notice of redemption having been duly given as aforesaid, and Available Moneys for payment of the redemption price of the Bonds, together with interest accrued to the date fixed for redemption, being held by the Trustee, the Bonds (or portions thereof) so called for redemption shall become due and payable on the redemption date designated in such notice, interest on the Bonds (or portions thereof) so called for redemption shall cease to accrue, said Bonds (or portions thereof) shall cease to be entitled to any benefit or security under this Indenture, and the Registered Owners of said Bonds shall have no rights in respect thereof except to receive payment of said principal, premium, if any, and interest accrued to the date fixed for redemption.

         All Bonds redeemed pursuant to the provisions of this Article shall be cancelled upon surrender thereof by the Trustee and delivered to or upon the order of the Issuer.

         SECTION 4.06. PURCHASE OF BONDS BY TENDER AGENT. Prior to the Fixed Rate Date, the Bonds may be delivered by the Registered Owners thereof to the Tender Agent at its principal corporate trust office in San Francisco, California, or such other place as the Tender Agent may designate in writing to Registered Owners, the Issuer, the Trustee, the Bank, the Borrower and the Remarketing Agent. Any Bond so delivered shall be purchased by the Tender Agent on demand of the Registered Owner thereof on the close of any Business Day at a purchase price equal to the principal amount thereof plus accrued interest to but not including the date of purchase (unless such date is an Interest Payment Date, in which case the purchase price will be the principal amount of such
Bond); provided that the Tender Agent will be under no obligation to use its own funds to purchase such Bonds and provided further that sufficient funds in the Purchase Fund are immediately available for purchase of the Bonds and upon:

                  (a) delivery to the Tender Agent of an irrevocable written notice by 4:00 p.m., California time, (if not received by 4:00 p.m., California time, on a Business Day it shall be deemed received on the next succeeding Business Day) which states (i) the name and address of the Registered Owner, (ii) the number or numbers of the Bond or Bonds to be purchased, (iii) the aggregate principal amount of the Bond or Bonds to be purchased, and (iv) the date on which the Bond is or Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) calendar day next succeeding the date of delivery of such notice; and

                  (b) delivery to the Tender Agent at or prior to 10:00 a.m., California time, on the Purchase Date specified in the aforesaid notice, of the Bond or Bonds to be tendered; provided, however, that any Bond for which a notice of the exercise of the purchase option has been given as provided in subsection (a) above and which is not so delivered shall be deemed delivered on the date of purchase and shall be purchased in accordance with this Indenture.

         All Bonds, or portions thereof, purchased pursuant to this Section shall be purchased in an amount equal to an Authorized Denomination. The Trustee shall upon request of the Tender Agent calculate the purchase price of any Bonds purchased pursuant to this Section and shall notify the Tender Agent of such amount prior to the Purchase Date.

         SECTION 4.07. MANDATORY TENDER OF BONDS. On each Mandatory Tender Date, the Bonds shall be subject to mandatory tender for purchase on such Mandatory Tender Date at a purchase price equal to the principal amount thereof, plus accrued interest, if any. The Registered Owners of all of the Outstanding Bonds shall be required to tender their Bonds for purchase by the Tender Agent on the Mandatory Tender Date. All Bonds which on the Mandatory Tender Date have not been tendered for purchase ("Non-Tendered Bonds"), shall be deemed purchased by the Tender Agent on the Mandatory Tender Date at a price of the principal amount thereof plus unpaid interest accrued, if any, to such date. Replacement Bonds for the Non-Tendered Bonds may be remarketed and delivered to new Registered Owners as instructed by the Borrower or the Remarketing Agent. The Tender Agent shall hold in trust for the Registered Owners of the Non-Tendered Bonds the purchase price thereof, and after the Mandatory Tender Date such Registered Owners will no longer be entitled to any of the benefits of this Indenture except for the payment of such purchase price.

                                   ARTICLE V

                          REVENUES; FUNDS AND ACCOUNTS;
                        PAYMENT OF PRINCIPAL AND INTEREST

         SECTION 5.01. PLEDGE AND ASSIGNMENT; REVENUE FUND.

                  (a) Subject only to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein, all of the Revenues and any other amounts (including proceeds of the sale of Bonds) held in any fund or account established pursuant to this Indenture (except to the extent provided in Sections 5.05, 7.03 and 8.06 hereof and excepting the Rebate Fund created by Section 5.07 hereof) are hereby pledged by the Issuer to secure the payment of the principal and purchase price of and interest on the Bonds in accordance with their terms and the provisions of this Indenture and thereafter, on a basis subordinate thereto, to secure the Borrower's obligations to the Bank under the Credit Agreement. Said pledge shall constitute a lien on and security interest in such assets and shall attach, be perfected and be valid and binding from and after delivery by the Trustee of the Bonds, without any physical delivery thereof or further act.

                  (b) The Issuer hereby transfers in trust, and assigns to the Trustee, for the benefit of the Registered Owners of the Bonds, and the Bank, to the extent of its interest therein, all of the Revenues and other assets pledged in subsection (a) of this Section and all of the right, title and interest of the Issuer in the Agreement (except for the right to receive any Additional Payments to the extent payable to the Issuer, any rights of the Issuer to indemnification and rights of inspection and consent). The Trustee shall be entitled to and shall collect and receive all of the Revenues, and any Revenues collected or received by the Issuer shall be deemed to be held, and to have been collected or received, by the Issuer as the agent of the Trustee and shall forthwith be paid by the Issuer to the Trustee. The Trustee also shall be entitled to and shall take all steps, actions and proceedings reasonably necessary in its judgment to enforce, either jointly with the Issuer or separately, all of the rights of the Issuer and all of the obligations of the Borrower under the Agreement.

                  The Trustee agrees that, so long as the Trustee holds any Revenues or any other amounts (including proceeds of the sale of the Bonds) in any fund or account established pursuant to this Indenture which are pledged by the Issuer or the Borrower to secure the payment of the principal of and interest on the Bonds and the Borrower's reimbursement obligations under the Credit Agreement, the Trustee shall hold the same as the collateral agent and bailee of the Bank but only to the extent of amounts paid by the Bank under the Letter of Credit for which the Bank has not received reimbursement from the Borrower for purposes of perfecting the lien and security interest of the Bank therein. Upon receipt of written notice from the Bank that the Borrower has failed to reimburse the Bank for a draw under the Letter of Credit as required by the Credit Agreement, the Trustee shall either cause all accounts and investments which are the subject of the preceding sentence to be titled in such a manner to reflect that the Bank has an interest therein as described in the preceding sentence or ensure that each Person with whom the Trustee places or through whom the Trustee invests any moneys which are the subject of the preceding sentence is advised of the Bank's interest therein as described in the preceding sentence and instructed to mark its records to reflect such interest. The Trustee shall not pledge, hypothecate, transfer or release all or any portion of the Revenues to any persons (including, without limitation, the Borrower) other than Registered Owners of the Bonds in payment thereof or in any manner not in accordance with this Indenture or the Credit Agreement without the written consent of the Issuer and the Bank, except as otherwise required by a court of law.

                  (c) All Revenues shall be promptly deposited by the Trustee upon receipt thereof in a special fund designated as the Revenue Fund which the Trustee shall establish, maintain and hold in trust; except as otherwise provided in Section 5.02 hereof, all moneys received by the Trustee and required to be deposited in the Project Fund shall be promptly deposited in the Project Fund and all moneys received by the Trustee and required to be deposited in the Redemption Account shall be promptly deposited in the Redemption Account, which the Trustee shall establish, maintain and hold in trust. All Revenues deposited with the Trustee shall be held, disbursed, allocated and applied by the Trustee only as provided in this Indenture. All moneys held by the Tender Agent for the payment of the principal or purchase price of, premium, if any, and interest on the Bonds, shall be held by the Tender Agent in trust for the payment of such Bonds.

         SECTION 5.02. ALLOCATION OF REVENUES. Loan Repayments received by the Trustee from the Borrower pursuant to Section 4.02(a) of the Agreement shall be deposited by the Trustee into the following respective accounts (each of which the Trustee shall establish and maintain within the Revenue Fund), in the following amounts, in the following order of priority, and the requirements of each such account (including the making up of any deficiencies in any such account resulting from lack of Revenues sufficient to make any earlier required deposit) at the time of deposit shall be satisfied before any transfer is made to any account subsequent in priority, and provided, that no moneys representing drawings under the Letter of Credit shall be transferred into the Interest Account, the Principal Account or the Redemption Account of the Revenue Fund:

                  FIRST, to the Interest Account, the amount paid by the Borrower and designated as or attributable to interest on the Bonds in the most recent Loan Repayment, so that the aggregate of such amounts will, on the next Interest Payment Date, equal the amount of interest due on the Bonds on such Interest Payment Date.

                  SECOND, to the Principal Account, the amount paid by the Borrower and designated as or attributable to principal of the Bonds in the most recent Loan Repayment, so that the aggregate of such amounts will, on the next succeeding principal payment date, equal the amount of principal due (whether at maturity or by acceleration) on such principal payment date.

                  THIRD, to the Redemption Account, the aggregate amount of principal and premium, if any, next coming due by redemption permitted (as directed in writing by the Borrower) or required under Article IV hereof, or any portion thereof paid by the Borrower.

         SECTION 5.03. PRIORITY OF MONEYS IN REVENUE FUND; LETTER OF CREDIT ACCOUNT.

                  (a) Funds for the payment of the principal or redemption price of and interest on the Bonds shall be derived from the following sources in the order of priority indicated in each of the accounts in the Revenue Fund; provided however, that amounts in the respective accounts within the Revenue Fund shall be used to pay the principal or redemption price of and interest on the Bonds held by Registered Owners other than the Bank or the Borrower prior to the payment of the principal and interest on the Bonds held by the Bank or the Borrower, and provided further, that if principal or redemption price (or any portion thereof) of and interest on the Bonds is paid with moneys described in subparagraph (i) of this Section 5.03(a), any other moneys on deposit in the respective accounts in the Revenue Fund shall be applied to immediately reimburse the Bank by wire transfer in the amount of any such drawings:

                           (i) moneys paid into the Letter of Credit Account of
                  the Revenue Fund representing the proceeds of drawings by the Trustee under the Letter of Credit;

                           (ii) moneys paid into the Interest Account, if any,
                  representing accrued interest received at the initial sale of the Bonds and proceeds from the investment thereof which shall be applied to the payment of interest on the Bonds;

                           (iii) moneys paid into the Revenue Fund pursuant to
                  Section 10.01(b) hereof and proceeds from the investment thereof, which constitute Available Moneys;

                           (iv) moneys deposited into the Redemption Account
                  pursuant to Section 3.03(d) hereof and proceeds from the investment thereof;

                           (v) any other moneys (not derived from drawings under
                  the Letter of Credit) paid into the Revenue Fund and proceeds from the investment thereof, which constitute Available Moneys; and

                           (vi) any other moneys paid into the Revenue Fund and
                  proceeds from the investment thereof, which are not Available Moneys.

                  The Trustee shall create within the Revenue Fund a separate account called the "Letter of Credit Account," and all moneys drawn under the Letter of Credit shall be deposited and disbursed either in the Letter of Credit Account or the Liquidity Account established pursuant to Section 8.10 hereof. None of the Borrower, any Related Party, the Trustee or the Issuer shall have any legal, equitable or beneficial right, title or interest in the Letter of Credit Account or the Liquidity Account. The Letter of Credit Account and the Liquidity Account shall be established and maintained by the Trustee and the Tender Agent, respectively, and held in trust apart from all other moneys and securities held under this Indenture or otherwise, and over which the Trustee and the Tender Agent, respectively, shall have the exclusive and sole right of withdrawal for the exclusive benefit of the Registered Owners of the Bonds with respect to which each drawing is made.

                  (b) The Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof in amounts necessary to make full and timely payments of principal of, premium, if any, and interest on the Bonds, other than Bonds owned by or for the account of the Borrower or the Bank when due, whether at maturity, redemption, acceleration, an Interest Payment Date or otherwise. In addition, the Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent necessary to make full and timely payments required to be made pursuant to, and in accordance with, Article VIII hereof to pay the purchase price of tendered Bonds. The Trustee shall notify the Borrower of any proposed drawing on the Letter of Credit (other than with respect to scheduled payments of principal and interest), as and when it notifies the Bank.

                  (c) If on the Fixed Rate Date there shall have been delivered to the Trustee an Alternate Credit Facility pursuant to Section 5.07 of the Agreement or if at any time there shall have been delivered to the Trustee an Alternate Letter of Credit pursuant to Section 5.08 of the Agreement, then the Trustee shall accept such Alternate Credit Facility or Alternate Letter of Credit, as applicable, and promptly surrender the previously held Letter of Credit to the issuing Bank for cancellation, and shall promptly take all actions requested by the issuing Bank to convey to such Bank or otherwise relinquish all of its right, title and interest in any security held jointly by the issuing Bank and the Trustee. If at any time there shall cease to be any Bonds Outstanding hereunder, the Trustee shall promptly surrender the Letter of Credit to the Bank for cancellation. The Trustee shall comply with the procedures set forth in the Letter of Credit relating to the surrender thereof.

         SECTION 5.04. LETTER OF CREDIT. Subject to the provisions of Section 5.03(c) hereof, the Trustee shall hold and maintain the Letter of Credit for the benefit of the Registered Owners until the Letter of Credit expires in accordance with its terms. The Trustee shall diligently observe all terms, covenants and conditions of the Letter of Credit, including payment when due of any draws on the Letter of Credit, and the provisions relating to the payment of draws on, and reinstatement of amounts that may be drawn under, the Letter of Credit, and will not consent to, agree to or permit any amendment or modification of the Letter of Credit which would adversely affect the rights or security of the Registered Owners of the Bonds. If at any time during the term of the Letter of Credit, any successor Trustee shall be appointed and qualified under this Indenture, the resigning or removed Trustee shall request that the Bank transfer the Letter of Credit to the successor Trustee in accordance with the procedures for transfer specified in the Letter of Credit. If the resigning or removed Trustee fails to make this request, the successor Trustee shall do so before accepting appointment. The Trustee shall send notice to the Issuer, the Bank and the Borrower of the expiration of the Letter of Credit at least two months prior to the date of such expiration.

         At least 30 days prior to the Letter of Credit Substitution Date, the Trustee shall send a written notice to the Registered Owners relating to the Borrower's election pursuant to Section 5.08 of the Agreement to deliver an Alternate Letter of Credit to the Trustee. Such notice shall (a) specify the proposed Letter of Credit Substitution Date, (b) require the Registered Owners of all of the Outstanding Bonds to tender their Bonds for purchase on the Mandatory Tender Date pursuant to Section 4.07 hereof, and (c) state that all Outstanding Bonds not purchased on or before the Mandatory Tender Date will be deemed to be purchased on the Mandatory Tender Date at a price equal to the principal amount thereof, plus unpaid interest, if any, accrued to such date.

         SECTION 5.05. INVESTMENT OF MONEYS. Subject to the following sentence, all moneys in any of the funds or accounts established pursuant to this Indenture shall be invested by the Trustee as directed in writing by an Authorized Representative of the Borrower, in Permitted Investments maturing not later than the date on which it is estimated that such moneys will be required for the purposes specified in this Indenture; provided, however, that: (a) moneys on deposit in the Letter of Credit Account and the Purchase Fund and any moneys held pursuant to Section 4.07 hereof shall be held uninvested; (b) any moneys held in trust for the payment or redemption of Bonds pursuant to Article X hereof shall be invested as provided in Section 10.03 hereof; (c) moneys held in the Rebate Fund shall be invested in direct obligations of the United States or bonds or other obligations guaranteed by the United States government or for which the full faith and credit of the United States is pledged for the payment of principal and interest thereof, or in money market funds the investment of which is limited to such obligations, in each case rated in the highest rating category applicable to such investments which mature not later than the date on which it is estimated that such moneys will be required; and (d) moneys described in clause (ii), (iii), or (iv) of Section 5.03(a) hereof shall be invested in Permitted Investments rated A-1 or Prime 1 or higher by S&P and Moody's which mature not later than the date on which such moneys will be required to pay the Bonds or the interest thereon. Immediately upon the giving by the Trustee of the notice provided for in paragraph (c) of Section 3.03 hereof, all moneys in any of the funds or accounts established pursuant to this Indenture, subject to the limitations set forth in (a) through (d) of the first sentence above, shall be invested by the Trustee in Permitted Investments maturing not later than the date on which it is estimated that such moneys will be required for the purposes specified in this Indenture.

         Permitted Investments may be purchased at such prices as the Trustee may in its discretion determine or as may be directed by the Borrower or its agent. All Permitted Investments shall be acquired as directed by the Borrower subject to the limitations set forth in Section 6.06 hereof, the limitations as to maturities in this Section set forth, and such additional limitations or requirements consistent with the foregoing as may be established by Request of the Borrower. Notwithstanding any other provision herein, in the absence of written investment instructions from the Borrower directing the Trustee by noon of the Business Day preceding the day when investments are to be made, the Trustee is directed to invest available funds not described in clauses
(a), (b) or (c) of the first paragraph of this Section in Investment Securities. The Trustee shall not be liable for any consequences resulting from any investments made pursuant to the preceding sentence except for its own negligence or willful misconduct.

         All interest, profits and other income received from the investment of moneys in any fund established pursuant to this Indenture, (i) prior to delivery to the Trustee of the Certificate of the Borrower with respect to completion of the Project (as provided in Section 3.03(d) hereof) shall be deposited when received in the Project Fund, and (ii) after the delivery of such Certificate shall be deposited in the Revenue Fund; except that any such interest, profits and other income received from the investment of: (A) any moneys held in trust for the payment or redemption of Bonds pursuant to Article X shall be applied as provided in Article X hereof; and (B) any moneys held in the Rebate Fund shall be deposited in such fund. Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Permitted Investment equal to the amount of accrued interest, if any, paid as part of the purchase price of such Permitted Investment shall be credited to the fund from which such accrued interest was paid.

         For the purpose of determining the amount in any fund, all Permitted Investments credited to such fund shall be valued at the market value of such Permitted Investments.

         The Trustee may act as principal or agent in the making or disposing of any investment. The Trustee may sell at the best price obtainable in the Trustee's sole discretion, or present for redemption, any Permitted Investment so purchased whenever it shall be necessary to provide moneys to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Permitted Investment is credited, and the Trustee shall not be liable or responsible for any loss resulting from such investment except for its own negligence or willful misconduct. For investment purposes only, the Trustee may commingle moneys held in the Interest Account and Principal Account of the Revenue Fund.

         SECTION 5.06. ADDITIONAL DUTIES OF TRUSTEE. While the Bonds bear interest at the Weekly Interest Rate, on or prior to the Business Day preceding each Interest Payment Date, the Trustee shall send to the Borrower an invoice for the interest accrued on the Bonds for the current Interest Period which is to be paid pursuant to Section 4.02 of the Agreement. While the Bonds bear interest at the Fixed Interest Rate, 30 days prior to each Interest Payment Date, the Trustee shall send to the Borrower an invoice for the interest due on the Bonds on the next succeeding Interest Payment Date which is to be paid pursuant to Section 4.02 of the Agreement. The Trustee shall send a copy of any such invoice sent to the Borrower to the Bank. If full payment of any such invoice is not received by the date the Borrower is required to make such payment pursuant to Section 4.02 of the Agreement, the Trustee shall immediately notify in writing the Bank, the Borrower and the Issuer of such nonpayment or underpayment by the Borrower. The Trustee shall immediately give the Bank written notice upon the failure of the Borrower to make any principal payment pursuant to Section 4.02 of the Agreement.

         SECTION 5.07. ESTABLISHMENT OF REBATE FUND.

                  (a) The Trustee shall establish and maintain a fund separate from any other fund established and maintained hereunder designated as the "Rebate Fund." There shall be deposited in the Rebate Fund such amounts as are required to be deposited therein pursuant to the written instructions of the Borrower. All money at any time deposited in the Rebate Fund shall be held by the Trustee in trust, to the extent required to satisfy the Rebate Requirement (as defined in the Tax Regulatory Agreement), for payment to the federal government of the United States of America and none of the Issuer, the Registered Owners, the Trustee, the Tender Agent, or the Bank shall have any rights in or claim to such moneys. All amounts deposited into or on deposit in the Rebate Fund shall be governed by this Section and Sections 3.04 and
         5.11 of the Agreement and by the Tax Regulatory Agreement (which is incorporated herein by reference). The Trustee shall be deemed conclusively to have complied with said Sections if it follows the written direction of the Borrower, and shall have no liability or responsibility to enforce compliance by the Borrower with the terms of the Tax Regulatory Agreement or said Sections.

                  (b) Upon receipt of the instructions required to be delivered to the Trustee pursuant to the Tax Regulatory Agreement, the Trustee shall remit part or all of the balance in the Rebate Fund to the United States government, as so directed. In addition, if the instructions delivered to the Trustee pursuant to the Tax Regulatory Agreement so direct, the Trustee shall deposit moneys into or transfer moneys out of the Rebate Fund from or into such accounts or funds excluding the Purchase Fund and the Letter of Credit Account, Available Moneys and moneys being aged to become Available Moneys, as the instructions direct.

                  (c) Notwithstanding any provision of this Section, if the Issuer or the Borrower shall provide to the Trustee an Opinion of Bond Counsel that any specified action required under this Section is no longer required or that some further or different action is required to maintain the exclusion from gross income for federal income tax purposes of interest with respect to the Bonds, the Trustee and the Issuer may conclusively rely on such opinion in complying with the requirements of this Section, and the covenants hereunder shall be deemed to be modified to that extent.

                                   ARTICLE VI

                              PARTICULAR COVENANTS

         SECTION 6.01. PUNCTUAL PAYMENT. The Issuer shall punctually pay or cause to be paid the principal, premium, if any, and interest to become due in respect of all the Bonds, in strict conformity with the terms of the Bonds and of this Indenture, according to the true intent and meaning thereof, but only out of Revenues and other assets pledged for such payment as provided in this Indenture.

         SECTION 6.02. EXTENSION OF PAYMENT OF BONDS. The Issuer shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time of payment of any claims for interest by the purchase or funding of such Bonds or claims for interest or by any other arrangement and in case the maturity of any of the Bonds or the time of payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled, in case of any default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then outstanding and of all claims for interest thereon which shall not have been so extended. Nothing in this Section shall be deemed to limit the right of the Issuer to issue bonds for the purpose of refunding any Outstanding Bonds, and such issuance shall not be deemed to constitute an extension of maturity of Bonds.

         SECTION 6.03. AGAINST ENCUMBRANCES. The Issuer shall not create, or permit the creation of, any pledge, lien, charge or other encumbrance upon the Revenues and other assets pledged or assigned under this Indenture while any of the Bonds are Outstanding, except the pledge and assignment created by this Indenture. Subject to this limitation, the Issuer expressly reserves the right to enter into one or more other indentures for any of its corporate purposes, including other programs under the Act, and reserves the right to issue other obligations for such purposes.

         SECTION 6.04. POWER TO ISSUE BONDS AND MAKE PLEDGE AND ASSIGNMENT. The Issuer is duly authorized pursuant to law to issue the Bonds and to enter into this Indenture and to pledge and assign the Revenues and other assets purported to be pledged and assigned, respectively, under this Indenture in the manner and to the extent provided in this Indenture. The Bonds and the provisions of this Indenture are and will be the legal, valid and binding limited obligations of the Issuer enforceable in accordance with their terms, and the Issuer shall at all times, to the extent permitted by law, defend, preserve and protect said pledge and assignment of Revenues and other assets and all the rights of the Registered Owners under this Indenture against all claims and demands of all persons whomsoever.

         SECTION 6.05. ACCOUNTING RECORDS AND REPORTS. The Trustee shall keep or cause to be kept proper books of record and account in which complete and correct entries shall be made of all transactions relating to the receipt, investment, disbursement, allocation and application of the Revenues and the proceeds of the Bonds received by the Trustee with respect to all funds and accounts held hereunder. Such records shall specify the account or fund to which each investment (or portion thereof) held by the Trustee is to be allocated and shall set forth, in the case of each Investment Security, (a) its purchase price, (b) identifying information, including par amount, coupon rate, and payment dates, (c) the amount received at maturity or its sale price, as the case may be, (d) the amounts and dates of any payments made with respect thereto, and (e) the dates of acquisition and disposition or maturity.

         Such records shall be open to inspection by any Registered Owner, the Borrower and the Bank at any reasonable time during regular business hours on reasonable notice.

         SECTION 6.06. ARBITRAGE COVENANTS. The Issuer has in the Agreement caused the Borrower to covenant that the Borrower shall not make any use of the proceeds of the Bonds or of any moneys on deposit to the credit of the Project Fund, the Revenue Fund or the Rebate Fund which may be deemed to be proceeds of the Bonds pursuant to Section 148 of the Code and the applicable Treasury Regulations thereunder which would cause any Bond to be an "arbitrage bond" within the meaning of said Section and said regulations and that the Borrower will comply with the requirements of said Section and said regulations, as the same may be amended from time to time, so long as any Bonds remain Outstanding.

         SECTION 6.07. OTHER COVENANTS.

                  (a) The Trustee shall promptly collect all amounts due from the Borrower pursuant to the Agreement, shall perform all duties imposed upon it pursuant to the Agreement and shall diligently enforce, and take all steps, actions and proceedings reasonably necessary for the enforcement of all of the rights of the Issuer and all of the obligations of the Borrower.

                  (b) The Issuer shall not amend, modify or terminate any of the terms of the Agreement, or consent to any such amendment, modification or termination, without the written consent of the Trustee and the Bank. The Trustee shall give such written consent only if (i) in the opinion of the Trustee, in reliance upon the advice of counsel, such amendment, modification or termination will not materially adversely affect the interests of the Registered Owners or result in any material impairment of the security hereby given for the payment of the Bonds, or (ii) the Issuer first obtains the written consent of the Registered Owners of a majority in principal amount of the Bonds then Outstanding to such amendment, modification or termination, provided that no such amendment, modification or termination shall reduce the amount of Loan Repayments to be made to the Issuer or the Trustee by the Borrower pursuant to the Agreement, or extend the time for making such payments, without the written consent of all of the Registered Owners of the Bonds then Outstanding. The Trustee shall be entitled to rely upon an Opinion of Bond Counsel with respect to the effect of any amendments hereto or to the Agreement.

         SECTION 6.08. FURTHER ASSURANCES. The Issuer shall make, execute and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention or to facilitate the performance of this Indenture and for the better assuring and confirming unto the Registered Owners of the Bonds of the rights and benefits provided in this Indenture.

         SECTION 6.09. COVENANT TO ENTER INTO AGREEMENT OR CONTRACT TO PROVIDE ONGOING DISCLOSURE. The Borrower has covenanted and agreed with the Issuer in
Section 5.12 of the Agreement to enter into an agreement or contract, constituting an undertaking (the "Undertaking"), to provide ongoing disclosure for the benefit of the Registered Owners as required by Paragraph (b)(5)(i) of the Securities and Exchange Commission Rule 15c2-12 under the Securities Exchange Act of 1934, as amended (17 CFR Part 240 Section 240.15c2-12) (the "Disclosure Requirements"), to the extent the Bonds or the remarketing thereof are at any time not exempt from the Disclosure Requirements. The Undertaking is hereby assigned by the Issuer to the Trustee for the benefit of the Registered Owners, any Participating Underwriter and any Beneficial Owner. Such assignment is a present absolute assignment and not an assignment of a security interest.
Section 5.12 of the Agreement shall be enforceable by any Registered Owner, Participating Underwriter or Beneficial Owner. However, neither the Issuer nor the Trustee shall have any duty to enforce Section 5.12 of the Agreement. The Issuer shall have no liability to the Registered Owners, Participating Underwriters, Beneficial Owners or any other person with respect to the actions by the Borrower relating to the Disclosure Requirements. Notwithstanding any other provision of this Indenture, failure of the Borrower to comply with Section 5.12 of the Agreement shall not be considered an Event of Default; provided, however, the Trustee may (and, at the request of any Participating Underwriter or the Registered Owners of at least 25% aggregate principal amount in Outstanding Bonds, shall) or any Beneficial Owner may take such action as may be necessary and appropriate, including seeking mandate or specific performance by court order, to cause the Borrower to comply with its obligations under Section 5.12 of the Agreement.

                                  ARTICLE VII

               EVENTS OF DEFAULT AND REMEDIES OF REGISTERED OWNERS

         SECTION 7.01. EVENTS OF DEFAULT; ACCELERATION; WAIVER OF DEFAULT. Each of the following events shall constitute an "Event of Default" hereunder:

                  (a) default in the due and punctual payment of the principal of, or premium (if any) on, any Bond when and as the same shall become due and payable, whether at maturity as therein expressed, by proceedings for redemption, by declaration or otherwise;

                  (b) default in the due and punctual payment of any installment of interest on any Bond, when and as such interest installment shall become due and payable and the continuation of such failure for a period of five days after the due date for such payment;

                  (c) failure to pay the purchase price of any Bond tendered in accordance with the provisions of Section 4.06 hereof, and the continuation of such failure for a period of five days after such purchase price has become due and payable;

                  (d) failure by the Issuer to perform or observe any of the other covenants, agreements or conditions on its part in this Indenture or in the Bonds contained, and the continuation of such failure for a period of sixty (60) days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Issuer, the Bank and the Borrower by the Trustee, or to the Issuer, the Bank, the Borrower and the Trustee by the Registered Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds at the time Outstanding;

                  (e) the occurrence and continuance of an Event of Default described in Section 8.01 of the Tax Regulatory Agreement; or

                  (f) the occurrence and continuance of a Loan Default Event described in Section 7.01(a), (b) or (c) of the Agreement.

         No default specified in (d) above shall constitute an Event of Default unless the Issuer and the Borrower shall have failed to correct such default within the applicable period; provided, however, that if the default shall be such that it cannot be corrected within such period, it shall not constitute an Event of Default if corrective action is instituted by the Issuer or the Borrower within the applicable period and diligently pursued. With regard to any alleged default concerning which notice is given to the Borrower under the provisions of this Section, the Issuer hereby grants the Borrower full authority for account of the Issuer to perform any covenant or obligation the non-performance of which is alleged in said notice to constitute a default in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

         During the continuance of an Event of Default, unless the principal of all the Bonds shall have already become due and payable, the Trustee may, and upon the written request of the Registered Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds at the time Outstanding, or upon the occurrence of an Event of Default described in (a), (b) or (c) above, the Trustee shall, by notice in writing to the Issuer, the Tender Agent, the Remarketing Agent, the Borrower and the Bank, declare the principal of all the Bonds then Outstanding, and the interest accrued thereon, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Bonds contained to the contrary notwithstanding. Upon any such declaration the Trustee shall immediately draw upon any then existing Letter of Credit in accordance with the terms thereof and apply the amount so drawn to pay the principal of and interest on the Bonds so declared to be due and payable. Interest on the Bonds shall cease to accrue upon the declaration of acceleration. The Trustee shall notify the Registered Owners of the date of acceleration and the cessation of accrual of interest on the Bonds in the same manner as for a notice of redemption.

         The preceding paragraph, however, is subject to the condition that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, and before the Letter of Credit has been drawn upon in accordance with its terms and honored, there shall have been deposited with the Trustee a sum sufficient to pay all the principal of the Bonds matured prior to such declaration and all matured installments of interest (if any) upon all the Bonds, with interest on such overdue installments of principal as provided in the Agreement, and the reasonable expenses of the Trustee, and any and all other defaults known to the Trustee (other than in the payment of principal of and interest on the Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the Registered Owners of at least a majority in aggregate principal amount of the Bonds then Outstanding, by written notice to the Issuer and to the Trustee, may, on behalf of the Registered Owners of all the Bonds, rescind and annul such declaration and its consequences and waive such default; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair or exhaust any right or power as a consequence thereof.

         SECTION 7.02. INSTITUTION OF LEGAL PROCEEDINGS BY TRUSTEE. If one or more Events of Default shall happen and be continuing, subject to the satisfaction of the conditions of Section 7.11 hereof, the Trustee in its discretion may, and upon the written request of the Registered Owners of a majority in principal amount of the Bonds then Outstanding and upon being indemnified to its satisfaction therefor shall, proceed to protect or enforce its rights or the rights of the Registered Owners of Bonds under the Act or under this Indenture or the Agreement by a suit in equity or action at law, either for the specific performance of any covenant or agreement contained herein or therein, or in aid of the execution of any power herein or therein granted, or by mandamus or other appropriate proceeding for the enforcement of any other legal or equitable remedy as the Trustee shall deem most effectual in support of any of its rights or duties hereunder.

         SECTION 7.03. APPLICATION OF REVENUES AND OTHER FUNDS AFTER DEFAULT. If an Event of Default shall occur and be continuing, all Revenues and any other funds then held or thereafter received by the Trustee under any of the provisions of this Indenture (subject to Sections 5.05, 5.07 and 11.11 hereof) shall be applied by the Trustee as follows and in the following order:

                  (a) to the payment of any expenses necessary in the opinion of the Trustee to protect the interests of the Registered Owners of the Bonds and payment of reasonable fees and expenses of the Trustee (including reasonable fees and disbursements of its counsel) incurred in and about the performance of its powers and duties under this Indenture; provided, however, that moneys in the Letter of Credit Account of the Revenue Fund and the Purchase Fund shall not be used for the payment of any such expenses;

                  (b) to the payment of the principal of and interest then due on the Bonds (upon presentation of the Bonds to be paid, and stamping thereon of the payment if only partially paid, or surrender thereof if fully paid) subject to the provisions of this Indenture (including
         Section 6.02 hereof), as follows:

                           (i) Unless the principal of all of the Bonds shall
                  have become or have been declared due and payable,

                                    FIRST, to the payment to the persons
                           entitled thereto of all installments of interest then due in the order of the maturity of such installments, and, if the amount available shall not be sufficient to pay in full any installment or installments maturing on the same date, then to the payment thereof ratably, according to the amounts due thereon, to the persons entitled thereto, without any discrimination or preference; and

                                    SECOND, to the payment to the persons
                           entitled thereto of the unpaid principal of any Bonds which shall have become due, whether at maturity or by call for redemption, with interest on the overdue principal at the rate borne by the respective Bonds, and, if the amount available shall not be sufficient to pay in full all the Bonds, together with such interest, then to the payment thereof ratably, according to the amounts of principal due on such date to the persons entitled thereto, without any discrimination or preference.

                           (ii) If the principal of all of the Bonds shall have
                  become or have been declared due and payable, to the payment of the principal and interest then due and unpaid upon the Bonds, with interest on the overdue principal at the rate borne by the Bonds, and, if the amount available shall not be sufficient to pay in full the whole amount so due and unpaid, then to the payment thereof ratably, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference; provided, however, that neither moneys derived from drawings under the Letter of Credit, Available Moneys, moneys being aged to become Available Moneys, nor the proceeds from remarketing of the Bonds shall be used to pay any of the items listed in clause (a) of this Section, provided, further, that moneys held in the Purchase Fund shall only be used to pay the purchase price of the Bonds.

         SECTION 7.04. TRUSTEE TO REPRESENT REGISTERED OWNERS. The Trustee is hereby irrevocably appointed (and the successive respective Registered Owners of the Bonds, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) as trustee and true and lawful attorney-in-fact of the Registered Owners of the Bonds for the purpose of exercising and prosecuting on their behalf such rights and remedies as may be available to such Registered Owners under the provisions of the Bonds, this Indenture, the Agreement, the Act and applicable provisions of any other law. Upon the occurrence and continuance of an Event of Default or other occasion giving rise to a right in the Trustee to represent the Registered Owners, the Trustee in its discretion may, and upon the written request of the Registered Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, and upon being indemnified to its satisfaction therefor (except any actions required to be taken by Section 7.03 hereof, in which event no indemnification shall be required), shall, proceed to protect or enforce its rights or the rights of such Registered Owners by such appropriate action, suit, mandamus or other proceedings as it shall deem most effectual to protect and enforce any such right, at law or in equity, either for the specific performance of any covenant or agreement contained herein, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable right or remedy vested in the Trustee or in such Registered Owners under this Indenture, the Agreement, the Act or any other law; and upon instituting such proceeding, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver of the Revenues and other assets pledged under this Indenture, pending such proceedings. All rights of action under this Indenture or the Bonds or otherwise may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in the name of the Trustee for the benefit and protection of all the Registered Owners of such Bonds, subject to the provisions of this Indenture (including Section 6.02 hereof).

         SECTION 7.05. REGISTERED OWNERS' DIRECTION OF PROCEEDINGS. Anything in this Indenture to the contrary notwithstanding, the Registered Owners of a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, by an instrument or concurrent instruments in writing executed and delivered to the Trustee, to direct the method of conducting all remedial proceedings taken by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and that the Trustee shall have the right to decline to follow any such direction which in the opinion of the Trustee would be unjustly prejudicial to Registered Owners not parties to such direction or for which it has not been provided adequate indemnity to its satisfaction.

         SECTION 7.06. LIMITATION ON REGISTERED OWNERS' RIGHT TO SUE. No Registered Owner of any Bond shall have the right to institute any suit, action or proceeding at law or in equity, for the protection or enforcement of any right or remedy under this Indenture, the Agreement, the Act or any other applicable law with respect to such Bond, unless (a) such Registered Owner shall have given to the Trustee written notice of the occurrence of an Event of Default; (b) the Registered Owners of not less than 25% in aggregate principal amount of the Bonds then Outstanding shall have made written request upon the Trustee to exercise the powers hereinbefore granted or to institute such suit, action or proceeding in its own name; (c) such Registered Owner or said Registered Owners shall have tendered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request; and (d) the Trustee shall have refused or omitted to comply with such request for a period of 60 days after such written request shall have been received by, and said tender of indemnity shall have been made to, the Trustee.

         Such notification, request, tender of indemnity and refusal or omission are hereby declared, in every case, to be conditions precedent to the exercise by any Registered Owner of Bonds of any remedy hereunder or under law; it being understood and intended that no one or more Registered Owners of Bonds shall have any right in any manner whatever by his or their action to affect, disturb or prejudice the security of this Indenture or the rights of any other Registered Owners of Bonds, or to enforce any right under this Indenture, the Agreement, the Act or other applicable law with respect to the Bonds, except in the manner herein provided, and that all proceedings at law or in equity to enforce any such right shall be instituted, had and maintained in the manner herein provided and for the benefit and protection of all Registered Owners of the Outstanding Bonds, subject to the provisions of this Indenture (including
Section 6.02 hereof).

         SECTION 7.07. ABSOLUTE OBLIGATION OF ISSUER. Nothing in Section 7.06 hereof or in any other provision of this Indenture, or in the Bonds, contained shall affect or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on the Bonds to the respective Registered Owners of the Bonds at their respective dates of maturity, or upon acceleration or call for redemption, as herein provided, but only out of the Revenues and other assets herein pledged therefor, or affect or impair the right of such Registered Owners, which is also absolute and unconditional, to enforce such payment by virtue of the contract embodied in the Bonds.

         SECTION 7.08. TERMINATION OF PROCEEDINGS. In case any proceedings taken by the Trustee or any one or more Registered Owners on account of any Event of Default shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee or the Registered Owners, then in every such case the Issuer, the Bank, the Trustee and the Registered Owners, subject to any determination in such proceedings, shall be restored to their former positions and rights hereunder, severally and respectively, and all rights, remedies, powers and duties of the Issuer, the Bank, the Trustee and the Registered Owners shall continue as though no such proceedings had been taken. The Trustee shall deliver copies of all proceedings taken by the Trustee under this Indenture to the Tender Agent.

         SECTION 7.09. REMEDIES NOT EXCLUSIVE. No remedy herein conferred upon or reserved to the Trustee, the Bank or to the Registered Owners of the Bonds is intended to be exclusive of any other remedy or remedies, and each and every such remedy, to the extent permitted by law, shall be cumulative and in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

         SECTION 7.10. NO WAIVER OF DEFAULT. In the event any agreement or covenant contained in this Indenture should be breached by the Issuer and/or the Borrower and thereafter waived by the Trustee or the Registered Owners of the Bonds, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No delay or omission of the Trustee or of any Registered Owner of the Bonds to exercise any right or power arising upon the occurrence of any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given by this Indenture to the Trustee or to the Registered Owners of the Bonds may be exercised from time to time and as often as may be deemed expedient.

         SECTION 7.11. CONSENT TO DEFAULTS. Notwithstanding any other provisions of this Article, so long as the Letter of Credit is in full force and effect and the Bank has not wrongfully dishonored and is not continuing wrongfully to dishonor drawings under the Letter of Credit and all payments of principal or purchase price and interest on the Bonds have been timely made, no Event of Default shall be declared (except in a case resulting from the failure of the Borrower to pay the Trustee's fees), nor any remedies exercised with respect to any such Events of Default by the Trustee or by the Registered Owners and no Event of Default under Section 7.01 hereof shall be waived by the Trustee or the Registered Owners to the extent they may otherwise be permitted hereunder, without, in any case, the prior written consent of the Bank. Unless an Alternate Credit Facility has been provided pursuant to Section 5.07 of the Agreement, no Event of Default can be waived, in any circumstance, unless the Letter of Credit has been fully reinstated and is in full force and effect as evidenced in writing by the Bank to the Trustee.

                                  ARTICLE VIII

                          THE TRUSTEE, THE REMARKETING
                           AGENT AND THE TENDER AGENT

         SECTION 8.01. DUTIES, IMMUNITIES AND LIABILITIES OF TRUSTEE.

                  (a) The Trustee shall, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture. The Trustee shall, during the existence of any Event of Default (which has not been cured), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) The Trustee may at any time and for any reason be removed by an instrument or concurrent instruments in writing appointing a successor Trustee filed with the Trustee so removed and executed by the Registered Owners of a majority in aggregate principal amount of the Bonds Outstanding. The Trustee may also be removed by an instrument in writing executed by the Issuer, consented to by the Bank, appointing a successor Trustee filed with the Trustee so removed; provided that the Issuer may not remove the Trustee during the occurrence and continuance of an Event of Default. Notwithstanding the foregoing, the Trustee may not be removed until a successor Trustee has been appointed and has assumed the duties and responsibilities of successor Trustee under this Indenture.

                  (c) The Trustee may at any time resign by giving written notice of such resignation to the Issuer, the Borrower and the Bank and by giving the Registered Owners notice of such resignation by mail at the addresses shown on the registration books maintained by the Bond Registrar. Upon receiving such notice of resignation, the Issuer shall promptly appoint, with the consent of the Bank, a successor Trustee by an instrument in writing. The Trustee shall not be relieved of its duties until such successor Trustee has accepted its appointment.

                  (d) Any removal or resignation of the Trustee and appointment of a successor Trustee shall become effective only upon acceptance of appointment by the successor Trustee. If no successor Trustee shall have been appointed and have accepted appointment within 45 days of giving notice of removal or notice of resignation as aforesaid, the resigning Trustee or any Registered Owner (on behalf of himself and all other Registered Owners) may petition any court of competent jurisdiction for the appointment of a successor Trustee, and such court may thereupon, after such notice (if any) as it may deem proper, appoint such successor Trustee. Any successor Trustee appointed under this Indenture, shall signify its acceptance of such appointment by executing and delivering to the Issuer and to its predecessor Trustee a written acceptance thereof and a written instrument by the successor Trustee indemnifying the predecessor Trustee for all costs or claims arising after the acceptance of appointment hereunder relating to such successor Trustee's performance of its duties under this Indenture, and thereupon and after the payment by the Issuer of all unpaid fees and expenses (including legal fees and expenses) of the predecessor Trustee such successor Trustee, without any further act, deed or conveyance, shall become vested with all the moneys, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Trustee, with like effect as if originally named Trustee herein; but, nevertheless at the Request of the Issuer or the request of the successor Trustee, such predecessor Trustee shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Trustee all the right, title and interest of such predecessor Trustee in and to any property held by it under this Indenture and shall pay over, transfer, assign and deliver to the successor Trustee any money or other property subject to the trusts and conditions herein set forth. Upon request of the successor Trustee, the Issuer shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such moneys, estates, properties, rights, powers, trusts, duties and obligations. Upon acceptance of appointment by a successor Trustee as provided in this subsection, the Issuer shall mail a notice of the succession of such Trustee to the trusts hereunder to each rating agency which is then rating the Bonds, to the Registered Owners at the addresses shown on the registration books maintained by the Bond Registrar, and to the Bank. If the Issuer fails to mail such notice within 15 days after acceptance of appointment by the successor

         Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Issuer.

                  (e) Any Trustee appointed under the provisions of this Section in succession to the Trustee shall be a trust company or bank having the powers of a trust company, having a combined capital and surplus of at least fifty million dollars ($50,000,000), and subject to supervision or examination by federal or state authority. If such bank or trust company publishes a report of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this subsection (e), the Trustee shall resign immediately in the manner and with the effect specified in this Section.

         SECTION 8.02. MERGER OR CONSOLIDATION. Any company into which the Trustee may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be eligible under subsection (e) of Section 8.01 hereof shall be the successor to such Trustee without the execution or filing of any paper or any further act, anything herein to the contrary notwithstanding.

         SECTION 8.03. LIABILITY OF TRUSTEE.

                  (a) The recitals of facts herein and in the Bonds contained shall be taken as statements of the Issuer, and the Trustee shall assume no responsibility for the correctness of the same, or make any representations as to the validity or sufficiency of this Indenture or of the Bonds. In addition, the Trustee shall assume no responsibility with respect to this Indenture or Bonds other than in connection with the duties or obligations assigned to or imposed upon the Trustee herein or in the Bonds. The Trustee shall, however, be responsible for its representations contained in its certificate of authentication on the Bonds. The Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own negligence or willful misconduct. The Trustee may become the Registered Owner of Bonds with the same rights it would have if it were not Trustee and, to the extent permitted by law, may act as depositary for and permit any of its officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Registered Owners, whether or not such committee shall represent the Registered Owners of a majority in principal amount of the Bonds then Outstanding.

                  The Trustee may execute any of the trusts or powers set forth herein and perform the duties required of it hereunder by or through attorneys, agents, or receivers, and shall be entitled to the advice of counsel concerning all matters of trusts and its duties herein, and the Trustee shall not be answerable for the default or misconduct of any such attorney, agent or receiver selected by it with reasonable care.

                  (b) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, unless it shall be proved that the actions taken or omitted by the Trustee constitute willful misconduct or that the Trustee was negligent in ascertaining the pertinent facts.

                  (c) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Registered Owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

                  (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Registered Owners pursuant to the provisions of this Indenture unless such Registered Owners shall have offered to the Trustee satisfactory security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that the Trustee shall not be entitled to any security or indemnity with respect to its obligation to draw under the Letter of Credit to pay the principal or purchase price of or interest on the Bonds.

                  (e) The Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture except for its own negligence or willful misconduct.

                  (f) The Trustee shall not be deemed to have knowledge of any default or Event of Default hereunder unless and until it shall have actual knowledge thereof, or shall have received written notice thereof, at its principal corporate trust office. Except as otherwise expressly provided herein, the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or of any of the documents executed in connection with the Bonds, or as to the existence of a default or Event of Default thereunder. The Trustee shall not be responsible for the validity or effectiveness of any collateral given to or held by it.

                  (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers. The Trustee shall, however, in any case make drawings under the Letter of Credit, pay principal or purchase price of or interest on the Bonds as it becomes due, and accelerate the Bonds as required by this Indenture, notwithstanding anything to the contrary herein.

         SECTION 8.04. RIGHT OF TRUSTEE TO RELY ON DOCUMENTS. The Trustee shall be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with counsel, who may be counsel of or to the Issuer, with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith.

         The Trustee shall not be bound to recognize any person as the Registered Owner of a Bond unless and until such Bond is submitted for inspection, if required, and his title thereto is satisfactorily established, if disputed.

         Whenever in the administration of the trusts imposed upon it by this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Certificate of the Issuer, and such Certificate shall be full warrant to the Trustee for any action taken or suffered in good faith under the provisions of this Indenture in reliance upon such Certificate, but in its discretion the Trustee may, in lieu thereof, accept other evidence of such matter or may require such additional evidence as it may deem reasonable.

         SECTION 8.05. PRESERVATION AND INSPECTION OF DOCUMENTS. All documents received by the Trustee under the provisions of this Indenture shall be retained in its possession and shall be subject at all reasonable times to the inspection of the Issuer and any Registered Owner, and their agents and representatives duly authorized in writing, at reasonable hours and under reasonable conditions.

         SECTION 8.06. COMPENSATION AND INDEMNIFICATION. The Issuer shall pay (solely from Additional Payments) to the Trustee and the Tender Agent from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, legal and consulting fees and other disbursements and those of its attorneys, agents and employees, incurred in and about the performance of its powers and duties under this Indenture, and the Trustee and the Tender Agent each shall have a lien therefor on any and all funds (except moneys on deposit in the Purchase Fund, the Rebate Fund and the Letter of Credit Account, Available Moneys, moneys being aged to become Available Moneys and funds held for the payment of Bonds or the interest thereon which is past due or for which notice of redemption has been mailed) at any time held by it under this Indenture which lien shall be prior and superior to the lien of the Registered Owners of the Bonds.

         SECTION 8.07. NOTICE TO RATING AGENCY. The Issuer and the Trustee shall give written notice to each rating agency then rating the Bonds of each of the following: (a) a successor Trustee is appointed hereunder; (b) this Indenture, the Agreement, the Remarketing Agreement, the Letter of Credit or the Credit Agreement is amended or supplemented in any manner; (c) the Bonds are converted to a Fixed Interest Rate pursuant to Section 2.03 hereof or defeased pursuant to
Section 10.01 hereof or accelerated pursuant to Section 7.01 hereof or redeemed in whole pursuant to Section 4.01 hereof; or (d) the expiration, substitution, termination or extension of the Letter of Credit.

         SECTION 8.08. QUALIFICATIONS OF REMARKETING AGENT. The Remarketing Agent shall be a member of the National Association of Securities Dealers, Inc. or be a banking corporation or trust company and shall be authorized by law to perform all the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 45 days' notice to the Issuer, the Borrower, the Bank, the Tender Agent, the Trustee, S&P and Moody's, to the extent each rating agency is then rating the Bonds. The Remarketing Agent may be removed at any time, by the Borrower, by an instrument, signed by the Borrower and filed with the Remarketing Agent, the Bank, the Tender Agent and the Trustee. The Borrower, with the consent of the Bank, shall appoint a successor Remarketing Agent.

         The Remarketing Agent shall designate to the Trustee its principal office and signify its acceptance of the duties and obligations imposed on it hereunder by a written instrument of acceptance delivered to the Issuer and the Trustee and the Tender Agent under which the Remarketing Agent will agree to perform the obligations of the Remarketing Agent set forth in Section 8.09 hereof.

         If the Letter of Credit is terminated for any reason, or an Event of Default under this Indenture occurs, the Remarketing Agent shall have the right to resign immediately. The initial Remarketing Agent appointed hereunder is The Chapman Company.

         SECTION 8.09. REMARKETING OF BONDS.

                  (a) The Tender Agent shall immediately provide the Remarketing Agent, the Bank and the Trustee with telephonic notice, promptly confirmed by written notice by 12:00 noon, California time, on the next succeeding Business Day, of the receipt by the Tender Agent of a tender notice from any Registered Owner pursuant to Section 4.06 hereof or the receipt by the Tender Agent of a notice from the Borrower of its election to substitute an Alternate Letter of Credit for the then existing Letter of Credit pursuant to Section 5.08 of the Agreement and providing the Remarketing Agent, the Bank and the Trustee with the information contained in such notices. Upon receipt of such telephonic notice, the Remarketing Agent shall use its best efforts to remarket the Bonds described in such notice, any such remarketing to be made at a price equal to the principal amount thereof plus accrued interest.

                  (b) The Remarketing Agent shall (i) by 4:00 p.m., California time, on the Business Day prior to the Purchase Date, give telegraphic or telephonic notice, promptly confirmed by a written notice, to the Trustee, the Tender Agent, the Borrower and the Bank (A) directing the Tender Agent to make available for pick up by 11:00 a.m., California time, on the Purchase Date, at the principal corporate trust office of the Tender Agent (or at such other office as the Tender Agent shall designate) any Bonds for which the Remarketing Agent has arranged sales pursuant to this Section and (B) stating the principal amount of Bonds sold pursuant to subsection (a) of this Section, and (ii) deliver or cause to be delivered to the Tender Agent at or prior to 8:00 a.m., California time, on the Purchase Date the principal of and interest accrued to such Purchase Date on the Bond or Bonds to be so purchased that have been remarketed by the Remarketing Agent, in immediately available funds. Upon receipt of amounts for the purchase of Bonds from the Remarketing Agent, the Tender Agent shall immediately give telephonic notice to the Trustee, the Borrower and the Bank, promptly confirmed in writing of (A) the proceeds received from the Remarketing Agent to be applied to the purchase of the Bonds tendered for purchase, and (B) the amount that must be drawn under the Letter of Credit for Bonds which have been tendered as to which the Tender Agent has not received the principal of and interest accrued thereon to the Purchase Date from the Remarketing Agent. None of the moneys so provided to the Tender Agent for purchase of Bonds may be derived directly or indirectly from the Borrower, any Related Party or the Issuer and therefore the Bonds may not be remarketed to any such entity or person. The notice by the Remarketing Agent shall specify the names, addresses, and taxpayer identification numbers of the purchasers of, and the principal amount and denominations of, such Bonds, if any, for which it has found purchasers as of such date and the principal amount of such Bonds, if any, for which it has not found purchasers as of such date. The Tender Agent shall make available for pick up new Bonds properly executed, registered in the name(s) and issued in Authorized Denominations as may be specified in the notice by the Remarketing Agent to the Tender Agent by 11:00 a.m., California time, on the Purchase Date. The Remarketing Agent and the Tender Agent shall hold all moneys available for the purchase of Bonds in trust solely for the benefit of the person or entity which shall have so delivered such moneys until Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity, and such moneys shall not be commingled with any other moneys. Under no circumstances shall the Tender Agent be obligated to expend any of its own funds in connection with this Indenture.

                  (c) On the date Bonds are to be purchased pursuant to Section
         8.10 hereof, the Trustee shall, prior to 8:30 a.m., California time, draw on the Letter of Credit in accordance with the provisions thereof to the extent of the purchase price of the Bonds for which the Tender Agent has not received proceeds from the remarketing of such Bonds as evidenced by the notice from the Tender Agent to the Trustee and shall immediately transfer or direct the proceeds of such draw to the Tender Agent to pay the purchase price of such Bonds on the Purchase Date; provided however, that no drawings shall be made under the Letter of Credit to purchase Bonds held by or for the account of the Borrower or the Bank.

         SECTION 8.10. CREATION OF PURCHASE FUND; PURCHASE OF BONDS DELIVERED TO TENDER AGENT.

                  (a) There is hereby created and established with the Tender Agent, in a trust capacity, a separate fund to be designated as the "Purchase Fund" and there shall be created within the Purchase Fund (i) a separate account called the "Remarketing Account" into which all moneys representing the proceeds of remarketing pursuant to Section
         8.09 hereof (which moneys shall be in a form immediately available on the Purchase Date) shall be deposited and (ii) a separate account called the "Liquidity Account" into which the proceeds of drawings by the Trustee under the Letter of Credit shall be deposited. None of the Borrower, any Related Party, the Trustee nor the Issuer shall have any legal, equitable or beneficial right, title or interest in the moneys held by the Remarketing Agent or by the Tender Agent in the Purchase Fund, or the Remarketing Account or Liquidity Account therein. The Purchase Fund and each such Account shall be established and maintained by the Tender Agent and held in trust apart from all other moneys and securities held under this Indenture or otherwise, and over which the Tender Agent shall have the exclusive and sole right of withdrawal for the exclusive benefit of the persons tendering or purchasing Bonds with respect to which amounts were deposited into the Purchase Fund and the Accounts created therein.

                  On each day on which Bonds have been tendered for purchase or are deemed to have been tendered for purchase pursuant to this Indenture, after paying or making provision for the payment of the purchase price of such Bonds as in this Indenture provided, the Tender Agent shall promptly remit to the Bank any moneys, but not exceeding the amount drawn on the Letter of Credit for such purchase, on deposit in the Liquidity Account not used to purchase Bonds.

                  (b) Funds for the purchase of Bonds at the principal amount thereof plus unpaid interest accrued to the Purchase Date, if any, shall be paid out of the Purchase Fund in the order of priority indicated:

                           (i) from the Remarketing Account, proceeds from the
                  remarketing of Bonds pursuant to Section 8.09 hereof; and

                           (ii) from the Liquidity Account, moneys representing
                  proceeds of a drawing by the Trustee under the Letter of Credit.

                  (c) In the event that Bonds are not purchased pursuant to this Section, the Trustee shall pay the principal amount of Bonds tendered pursuant to Section 4.06 hereof or Bonds subject to mandatory tender pursuant to Section 4.07 hereof with moneys on deposit in the Revenue Fund pursuant to Section 5.02 hereof and cancel such Bonds.

                  (d) The Tender Agent shall:

                           (i) hold all Bonds delivered to it pursuant to
                  Sections 4.06, 4.07 or 8.11 hereof in trust solely for the benefit of the respective Registered Owners which shall have so delivered such Bonds until moneys representing the purchase price for such Bonds shall have been delivered to or for the account of or to the order of such Registered Owners;

                           (ii) hold all moneys delivered to it under this
                  Section for the purchase of Bonds in trust solely for the benefit of the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity;

                           (iii) only make such payments called for under this
                  Indenture from immediately available funds transferred to the Tender Agent for payment pursuant to this Indenture which funds are on deposit in an appropriate account maintained by the Tender Agent;

                           (iv) under no circumstances be obligated to expend
                  any of its own funds in connection with this Indenture;

                           (v) in acting with regard to the purchase of Bonds
                  under this Indenture be acting as a conduit and shall not be purchasing Bonds for its own account, and in the absence of written notice from the Issuer or the Trustee, shall be entitled to assume that any Bond tendered to it, or deemed tendered to it for purchase, is entitled under this Indenture to be so purchased; and

                           (vi) notify the Remarketing Agent by telephone,
                  telegram or other form of electronic communication of the contents of, and promptly deliver to the Borrower, the Trustee, the Remarketing Agent and the Bank a copy of, each notice delivered to it in accordance with Section 4.06 hereof and, immediately upon the delivery to it of Bonds in accordance with Section 4.06 hereof, give telegraphic or telephonic notice to the Borrower, the Trustee and the Bank specifying the principal amount of the Bonds so delivered.

         SECTION 8.11. DELIVERY OF BONDS.

                  (a) Bonds purchased by the Tender Agent with the moneys described in subsection (b)(i) of Section 8.10 hereof shall be made available by the Tender Agent to the new purchasers.

                  (b) (i) Bonds paid with the moneys described in subsection (c) of Section 8.10 hereof shall be cancelled.

                           (ii) Bonds paid by the Tender Agent with moneys
                  described in subsection (b)(ii) of Section 8.10 hereof shall be held by the Tender Agent as Bank Bonds in which Bank shall have a security interest or registered in the name of the Bank on the registration books of DTC, with respect to book-entry Bonds.

                  (c) Bonds which have been delivered to the Tender Agent and which thereafter have been sold shall be delivered to such new owners as the Remarketing Agent or the Bank may designate to the Tender Agent, but only upon (i) written confirmation to the Trustee by the Bank that the stated amount of the Letter of Credit has been reinstated with respect to the principal of the Bonds being so re-registered and delivered, together with the portion of the Letter of Credit used to pay accrued interest for the purchase of such Bonds and (ii) written confirmation to the Tender Agent by the Trustee that the stated amount of the Letter of Credit has been reinstated with respect to the principal of the Bonds being so re-registered and delivered, together with the portion of the Letter of Credit used to pay accrued interest for the purchase of such Bonds; provided, however, that if the Letter of Credit provides for automatic reinstatement, no such confirmation shall be required.

         The Issuer shall cooperate with the Trustee, the Tender Agent, and the Borrower to cause the necessary arrangements to be made and to be thereafter continued whereby funds from the sources specified herein will be made available for the purchase of Bonds presented at the principal office of the Tender Agent and whereby Bonds executed by the Issuer and authenticated by the Tender Agent, shall be made available to the extent necessary for delivery pursuant to this Section.

         SECTION 8.12. DELIVERY OF PROCEEDS OF REMARKETING. The proceeds of the remarketing by the Remarketing Agent of any Bonds delivered to the Tender Agent, or delivered to the

Remarketing Agent by the Bank or any other Registered Owner, shall be turned over to the Bank or such other Registered Owner, as the case may be.

         SECTION 8.13. NO PURCHASES OR SALES AFTER DEFAULT. Anything in this Indenture to the contrary notwithstanding, there shall be no purchases or sales of Bonds pursuant to this Article if there shall have occurred and be continuing an Event of Default described in clauses (a) through (c) of Section 7.01 hereof. Anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Bonds pursuant to this Article if there shall have occurred and be continuing any Event of Default described in Section 7.01 hereof or if any event shall have occurred which with notice or the lapse of time would constitute such an Event of Default.

         SECTION 8.14. QUALIFICATIONS OF TENDER AGENT. The Tender Agent shall be a bank or trust company or another institution which has a rating on its long-term debt from Moody's of at least "Baa3" and a short term rating of at least "P-3" authorized to perform all duties imposed upon it by this Indenture and the Remarketing Agreement. The Tender Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days' notice to the Issuer, the Borrower, the Remarketing Agent and the Trustee. With the consent of the Bank, the Tender Agent may be removed at any time by the Issuer, by an instrument, signed by the Issuer, filed with the Tender Agent, the Remarketing Agent and the Trustee.

         The initial Tender Agent appointed under this Indenture is U.S. Bank Trust National Association. The Issuer, with the consent of the Bank, shall appoint a successor Tender Agent and such successor Tender Agent shall evidence its acceptance of such appointment by executing and delivering to the Issuer, the Bank and the Borrower a written acceptance thereof. In the event the Issuer fails to appoint a successor Tender Agent prior to the effective date of the removal or resignation of the current Tender Agent, the existing Tender Agent shall remain in place until a successor Tender Agent is appointed. If a successor Tender Agent is not appointed within 30 days as provided herein the Trustee shall be appointed as the successor Tender Agent.

         SECTION 8.15. PAYING AGENT. The Issuer, with the written approval of the Bank, may appoint and at all times have a Paying Agent in such cities as the Issuer deems desirable, for the payment of the principal of, and the interest (and premium, if any) on, the Bonds. The Issuer hereby appoints the Trustee as paying agent in San Francisco, California. The Trustee shall not be responsible for the failure of the Bank or any other party to make funds available to the Trustee.

         SECTION 8.16. SEVERAL CAPACITIES. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Trustee, Tender Agent and Paying Agent and in any other combination of such capacities, to the extent permitted by law.

                                   ARTICLE IX

                   MODIFICATION OR AMENDMENT OF THE INDENTURE

         SECTION 9.01. AMENDMENTS PERMITTED.

                  (a) This Indenture and the rights and obligations of the Issuer and of the Registered Owners of the Bonds and of the Trustee may be modified or amended from time to time and at any time by an indenture or indentures supplemental thereto, which the Issuer and the Trustee may enter into when the written consent of the Registered Owners of a majority in aggregate principal amount of all Bonds then Outstanding, the Borrower and the Bank shall have been filed with the Trustee. No such modification or amendment shall (i) extend the fixed maturity of any Bond, or reduce the amount of principal thereof, or extend the time of payment, or change the method of computing the rate of interest thereon, or extend the time of payment of interest thereon, without the consent of the Registered Owner of each Bond so affected, or (ii) reduce the aforesaid percentage of Bonds the consent of the Registered Owners of which is required to effect any such modification or amendment, or permit the creation of any lien on the Revenues and other assets pledged under this Indenture prior to or on a parity with the lien created by this Indenture, or deprive the Registered Owners of the Bonds of the lien created by this Indenture on such Revenues and other assets (except as expressly provided in this Indenture), without the consent of the Registered Owners of all of the Bonds then Outstanding, or (iii) adversely affect the interests of the Tender Agent without its prior written consent. It shall not be necessary for the consent of the Registered Owners to approve the particular form of any Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof. Promptly after the execution by the Issuer and the Trustee of any Supplemental Indenture pursuant to this subsection (a), the Trustee shall mail a copy of the Supplemental Indenture to the Tender Agent and mail a notice, setting forth in general terms the substance of such Supplemental Indenture, to each rating agency then rating the Bonds and the Registered Owners of the Bonds at the address shown on the registration books of the Trustee. Any failure to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

                  (b) This Indenture and the rights and obligations of the Issuer, of the Trustee and of the Registered Owners of the Bonds may also be modified or amended from time to time and at any time by an indenture or indentures supplemental hereto, which the Issuer and the Trustee may enter into without the consent of any Registered Owners but with the written consent of the Borrower and the Bank, but only to the extent permitted by law including, without limitation, for any one or more of the following purposes:

                           (i) to add to the covenants and agreements of the
                  Issuer contained in this Indenture other covenants and agreements thereafter to be observed, to pledge or assign additional security for the Bonds, or to surrender any right or power herein reserved to or conferred upon the Issuer;

                           (ii) to make such provisions for the purpose of
                  curing any ambiguity, inconsistency or omission, or of curing or correcting any defective provision, contained in this Indenture, or in regard to matters or questions arising under this Indenture, as the Issuer may deem necessary or desirable which do not adversely affect the rights of the Registered Owners hereunder;

                           (iii) to modify, amend or supplement this Indenture
                  in such manner as to permit the qualification hereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect, and to add such other terms, conditions and provisions as may be permitted by said act or similar federal statute;

                           (iv) to make such provisions for the purpose of
                  conforming to the terms and provisions of any Alternate Letter of Credit or Alternate Credit Facility or to obtain a rating on the Bonds which do not adversely affect the rights of the Registered Owners hereunder; and

                           (v) to modify, amend or supplement this Indenture in
                  any other respect which does not adversely affect the rights of the Registered Owners hereunder. The Trustee shall give notice of any such modification or amendment to each rating agency then rating the Bonds.

                  (c) The Trustee may in its discretion, but shall not be obligated to, enter into any such Supplemental Indenture authorized by subsections (a) or (b) of this Section which materially adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.02. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any Supplemental Indenture pursuant to this Article, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Issuer, the Trustee and all Registered Owners of Bonds Outstanding shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such Supplemental Indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.03. ENDORSEMENT OF BONDS; PREPARATION OF NEW BONDS. Bonds delivered after the execution of any Supplemental Indenture pursuant to this Article may, and if the Issuer so determines shall, bear a notation by endorsement or otherwise in form approved by the Issuer as to any modification or amendment provided for in such Supplemental Indenture, and, in that case, upon demand of the Registered Owner of any Bond Outstanding at the time of such execution and presentation of his Bond for the purpose at the office of the Bond Registrar or at such additional offices as the Bond Registrar may select and designate for that purpose, a suitable notation shall be made on such Bond. If the Supplemental Indenture shall so provide, new Bonds so modified as to conform, in the opinion of the Issuer, to any modification or amendment contained in such Supplemental Indenture, shall be prepared and executed by the Issuer and authenticated by the Bond Registrar, and upon demand of the Registered Owners of any Bonds then Outstanding shall be exchanged at the principal office of the Bond Registrar, without cost to any Registered Owner, for Bonds then Outstanding, upon surrender for cancellation of such Bonds, in equal aggregate principal amounts of the same series and maturity.

         SECTION 9.04. AMENDMENT OF PARTICULAR BONDS. The provisions of this Article shall not prevent any Registered Owner from accepting any amendment as to the particular Bonds held by such Registered Owner, provided that due notation thereof is made on such Bonds.

                                   ARTICLE X

                                   DEFEASANCE

         SECTION 10.01. DISCHARGE OF INDENTURE. The Bonds may be paid by the Issuer in any of the following ways, provided that the Issuer also pays or causes to be paid any other sums payable hereunder by the Issuer:

                  (a) by paying or causing to be paid with Available Moneys the principal of, interest and premium, if any, on the Bonds, as and when the same become due and payable;

                  (b) by depositing with the Trustee, in trust, at or before maturity, money or securities in the necessary amount (as provided in Section 10.03 hereof) to pay or redeem with Available Moneys all Bonds then Outstanding; or

                  (c) by delivering to the Trustee, for cancellation by it, the Bonds then Outstanding.

         If the Bonds are paid by the Issuer pursuant to this Section 10.01(b) prior to the Fixed Rate Date, the Issuer and the Borrower shall provide to the Trustee written evidence from Moody's, if the Bonds are then rated by Moody's, and S&P, if the Bonds are then rated by S&P, to the effect that such payment will not result in a withdrawal of its rating on the Bonds or a reduction from the rating which then exists as to the Bonds. If the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then and in that case, at the election of the Issuer (evidenced by a Certificate of the Issuer, filed with the Trustee, signifying the intention of the Issuer to discharge all such indebtedness and this Indenture), and notwithstanding that any Bonds shall not have been surrendered for payment, this Indenture and the pledge of Revenues and other assets made under this Indenture and all covenants, agreements and other obligations of the Issuer under this Indenture shall cease, terminate, become void and be completely discharged and satisfied except only as provided in Section 10.02 hereof. In such event, upon Request of the Issuer, the Trustee shall cause an accounting for such period or periods as may be requested by the Issuer to be prepared and filed with the Issuer and shall execute and deliver to the Issuer all such instruments as may be necessary or desirable to evidence such discharge and satisfaction, and the Trustee shall pay over, transfer, assign or deliver all moneys or securities or other property held by it pursuant to this Indenture which are not required for the payment of obligations to be paid from Additional Payments or for the payment or redemption of Bonds not theretofore surrendered for such payment or redemption in the following order (i) first, to the Bank to the extent of any amounts due to the Bank pursuant to the Credit Agreement, and (ii) otherwise, to the Borrower, provided that moneys in the Letter of Credit Account, the Liquidity Account and the Remarketing Account shall be returned to the Bank.

         SECTION 10.02. DISCHARGE OF LIABILITY ON BONDS. Upon the deposit with the Trustee, in trust, at or before maturity, of money or securities in the necessary amount (as provided in Section 10.03 hereof) to pay or redeem all Outstanding Bonds (whether upon or prior to the maturity or the redemption date of such Bonds), provided that, if any of such Bonds are to be redeemed prior to maturity, notice of such redemption shall have been given as provided in Article IV or provision satisfactory to the Trustee shall have been made for the giving of such notice, then all liability of the Issuer in respect of such Bonds shall cease, terminate and be completely discharged, except only that the Registered Owners thereof shall thereafter be entitled to payment of the principal or redemption price, as applicable, of and interest on such Bonds by the Issuer, and the Issuer shall remain liable for such payment, but only out of such money or securities deposited with the Trustee as aforesaid for their payment, provided further, however, that the provisions of Section 10.04 hereof shall apply in all events. In the event any of said Bonds are not to be redeemed within the next succeeding 60 days, the Issuer shall have given the Trustee in form satisfactory to it irrevocable instructions for it to mail, as soon as practicable in the same manner as a notice of redemption is mailed pursuant to
Article IV hereof, a notice to the Registered Owners of such Bonds and to the Securities Depositories and an Information Service that the deposit required above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Section and stating such maturity or redemption dates upon which moneys are to be available for the payment of the principal or redemption price, as applicable, of said Bonds.

         SECTION 10.03. DEPOSIT OF MONEY OR SECURITIES WITH TRUSTEE. Whenever in this Indenture it is provided or permitted that there be deposited with or held in trust by the Trustee money or securities in the necessary amount to pay or redeem any Bonds, the money or securities so to be deposited or held may include money or securities held by the Trustee in the funds and accounts established pursuant to this Indenture (exclusive of the Project Fund, the Purchase Fund, the Letter of Credit Account and the Rebate Fund) and shall be:

                  (a) Available Moneys in an amount equal to the principal amount of such Bonds, all unpaid interest thereon to maturity, and the purchase price of such Bonds except that, in the case of Bonds which are to be redeemed prior to maturity and in respect of which notice of such redemption shall have been given as in Article IV hereof provided or provision satisfactory to the Trustee shall have been made for the giving of such notice, the amount to be deposited or held shall be the redemption price of such Bonds and all unpaid interest thereon to the redemption date; or

                  (b) Government Obligations purchased with Available Moneys which when due will provide money sufficient to pay the principal or redemption price, as applicable, of, all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal and interest become due, and the purchase price of such Bonds; provided that, in the case of Bonds which are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article IV hereof or provision satisfactory to the Trustee shall have been made for the giving of such notice; and provided further that investment securities purchased pursuant to this paragraph shall not be subject to redemption prior to their maturity other than at the option of the holder thereof unless the moneys to be available from the redemption of such securities on the earliest date on which such securities are subject to redemption, other than at the option of the holder thereof, shall be at least equal to the amount of money expected to be derived in connection with such securities in determining that the provisions of this paragraph have been satisfied;

         provided, in each case, that the Trustee shall have been irrevocably instructed (by the terms of this Indenture or by Request of the Issuer) to apply such money to the payment of such principal or redemption price, as applicable, and interest with respect to such Bonds.

         SECTION 10.04. PAYMENTS AFTER DISCHARGE OF INDENTURE. When there are no longer any Bonds Outstanding, and all fees, charges and expenses of the Trustee, the Tender Agent and any Paying Agents have been paid or provided for, and all expenses of the Issuer relating to this Indenture have been paid or provided for, and all other amounts payable hereunder and under the Agreement have been paid, and this Indenture has been discharged and satisfied, and subject to the escheat laws of the State, the Trustee shall pay any moneys remaining in any fund established and held hereunder (other than moneys held in the Rebate Fund which shall continue to be applied as provided in Section 5.07 hereof) in the following order (a) first, to the Bank to the extent of any amounts due to the Bank pursuant to the Credit Agreement with respect to the Letter of Credit, and
(b) otherwise to the Borrower, provided that moneys in the Letter of Credit Account, the Liquidity Account and the Remarketing Account shall be returned to the Bank.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.01. LIABILITY OF ISSUER LIMITED TO REVENUES. Notwithstanding anything in this Indenture or in the Bonds contained, the Issuer shall not be required to advance any moneys derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal of or interest on the Bonds or for any other purpose of this Indenture.

         SECTION 11.02. SUCCESSOR IS DEEMED INCLUDED IN ALL REFERENCES TO PREDECESSOR. Whenever in this Indenture either the Issuer or the Trustee is named or referred to, such reference shall be deemed to include the successors or assigns thereof, and all the covenants and agreements in this Indenture contained by or on behalf of the Issuer or the Trustee shall bind and inure to the benefit of the respective successors and assigns thereof whether so expressed or not.

         SECTION 11.03. LIMITATION OF RIGHTS TO PARTIES AND REGISTERED OWNERS. Nothing in this Indenture or in the Bonds expressed or implied is intended or shall be construed to give to any Person other than the Issuer, the Trustee, the Bank, the Borrower and the Registered Owners of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Issuer, the Trustee, the Bank, the Borrower and the Registered Owners of the Bonds.

         SECTION 11.04. WAIVER OF NOTICE. Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any such case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         SECTION 11.05. DESTRUCTION OF BONDS. Whenever in this Indenture provision is made for the cancellation by the Trustee and the delivery to the Issuer of any Bonds, the Trustee may, upon Request of the Issuer, in lieu of such cancellation and delivery, destroy such Bonds (in the presence of an officer of the Issuer, if the Issuer shall so require), and deliver a certificate of such destruction to the Issuer.

         SECTION 11.06. SEVERABILITY OF INVALID PROVISIONS. If any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed severable from the remaining provisions contained in this Indenture and such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, and this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein. The Issuer hereby declares that it would have entered into this Indenture and each and every other Section, paragraph, sentence, clause or phrase hereof and authorized the issuance of the Bonds pursuant thereto irrespective of the fact that any one or more Sections, paragraphs, sentences, clauses or phrases of this Indenture may be held illegal, invalid or unenforceable.

         SECTION 11.07. GOVERNING LAW. This Indenture shall be governed exclusively by and construed in accordance with the applicable laws of the State for contracts executed and delivered, and to be completely performed, in the State without giving effect to conflicts of law provisions.

         SECTION 11.08. NOTICES. If a Registered Owner delivers a written request to the Trustee setting forth the appropriate telex or telecopier number and other necessary information to enable the Trustee to deliver notices by telex, telegram, telecopier or other telecommunication device notices shall be delivered to such Registered Owner in the manner requested unless otherwise provided herein and confirmed in writing as soon as practicable. In all other events, notices shall be delivered to each Registered Owner by first-class mail, postage prepaid, at the address set forth for such Registered Owner on the registration books required to be maintained by the Bond Registrar pursuant to
Section 2.07 hereof. Any notice to or demand upon the Trustee may be served or presented, and such demand may be made, at the principal corporate trust office of the Trustee in San Francisco, California, which at the date of adoption of this Indenture is located at the address set forth below or at such other address as may have been filed in writing by the Trustee with the Issuer. Any notice to or demand upon the Issuer, the Borrower, the Remarketing Agent, the Tender Agent or the Bank shall be deemed to have been sufficiently given or served for all purposes by being delivered or sent by telex or by being deposited, postage prepaid, in a post office letter box, addressed, as the case may be, as set forth below or at such other addresses as may have been filed in writing with the Trustee.

         If to the Economic Development  California Infrastructure and Economic
           Bank:                         Development Bank
                                         801 K Street, Suite 1700
                                         Sacramento, California  95814
                                         Attention:  Bond Manager
                                         (916) 322-8520  Fax: (916) 322-7214

         If to the Borrower:             Roller Bearing Company of America, Inc.
                                         60 Round Hill Road
                                         Fairfield, Connecticut  06430
                                         Attention:  Michael S. Gostomski
                                         (203) 255-1511  Fax: (203) 255-3862

         If to the Trustee:              U.S. Bank Trust National Association
                                         One California Street, 4th Floor
                                         San Francisco, California  94111
                                         Attention:  Corporate Trust Department
                                         (415) 273-4500  Fax: (415) 273-4590

         If to the Tender Agent:         U.S. Bank Trust National Association
                                         One California Street, 4th Floor
                                         San Francisco, California  94111
                                         Attention:  Municipal Trusts and Agency
                                         (415) 273-4500  Fax: (415) 273-4590

         If to the Bank:                 First Union National Bank
                                         1345 Chestnut Street
                                         Philadelphia, Pennsylvania  19107
                                         Attention: Robert A. Brown
                                         (215) 973-1259  Fax: (215) 786-2877

                                         Credit Suisse First Boston
                                         11 Madison Avenue, 13th Floor
                                         New York, New York  10010
                                         Attention: Mark Callahan
                                         (212) 325-9940  Fax: (212) 325-8304

         If to the Remarketing Agent:    The Chapman Company
                                         115 Sansome Street, Suite 250
                                         San Francisco, California  94104
                                         Attention:  Director of Public Finance
                                         (415) 392-5505  Fax: (415) 392-5276

         If to DTC:                      Notices required to be given under this
                                         Indenture to DTC by facsimile
                                         transmission shall be sent to DTC's
                                         Call Notification Department at
                                         (516) 227-

                                         4039 or (516) 227-4190. Notices
                                         to DTC by mail or any other means
                                         shall be sent to:

                                         The Depository Trust Company
                                         711 Stewart Avenue
                                         Garden City, New York  11530
                                         Attention: Call Notification Department
                                         Muni Reorganization Manager

         SECTION 11.09. EVIDENCE OF RIGHTS OF REGISTERED OWNERS. Any request, consent or other instrument required or permitted by this Indenture to be signed and executed by Registered Owners may be in any number of concurrent instruments of substantially similar tenor and shall be signed or executed by such Registered Owners in person or by an agent or agents duly appointed in writing. Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the holding by any person of Bonds transferable by delivery, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and of the Issuer if made in the manner provided in this Section.

         The fact and date of the execution by any person of any such request, consent or other instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the person signing such request, consent or other instrument acknowledged to such notary public or other officer the execution thereof, or by an affidavit of a witness of such execution duly sworn to before such notary public or other officer.

         The ownership of registered Bonds shall be proved by the bond registration books held by the Bond Registrar.

         Any request, consent, or other instrument or writing of the Registered Owner of any Bond shall bind every future Registered Owner of the same Bond and the Registered Owner of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Issuer in accordance therewith or reliance thereon.

         SECTION 11.10. DISQUALIFIED BONDS. In determining whether the Registered Owners of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Issuer or the Borrower, or by any other obligor on the Bonds, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Issuer or the Borrower or any other obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination. Bonds so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Issuer or the Borrower or any other obligor on the Bonds. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 11.11. MONEY HELD FOR PARTICULAR BONDS.

                  (a) The money held by the Trustee for the payment of the interest, principal, or premium due on any date with respect to particular Bonds (or portions of Bonds in the case of Bonds redeemed in part only) shall, on and after such date and pending such payment, be set aside on its books and held in trust by it for the Registered Owners of the Bonds entitled thereto, (subject, however, to the provisions of Section 10.04 hereof) for a period of two years but without any liability for interest thereon.

                  (b) Upon the expiration of the period specified in subsection
         (a) above, except as provided in subsection (c) below, funds held by the Trustee pursuant to this Indenture shall be paid, subject to any prior payments pursuant to the provisions of Section 10.04 hereof, to the Borrower, and funds held by the Tender Agent shall be paid to the Trustee and thereafter paid, subject to the provisions of Section 10.04 hereof, to the Borrower, upon direction of an Authorized Representative of the Borrower, and thereafter Registered Owners shall be entitled to look only to the Borrower for payment, and then only to the extent of the amount so deposited with the Borrower, and all liability of the Issuer or the Trustee with respect to such money shall thereupon cease, and the Borrower shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

                  (c) Any moneys held by the Trustee or the Tender Agent, as the case may be, in the Letter of Credit Account or the Liquidity Account for the payment of the principal, premium, or purchase price of any Bonds not so applied to the payment of the Bonds within two years after the date on which the same shall have become due shall be transferred to the Bank. Upon the expiration of the period specified in subsection
         (a) above, any moneys held by the Tender Agent representing the proceeds of the remarketing of the Bonds but which were not so applied to the payment of Bonds shall be transferred to the Bank. All such moneys shall be subject to escheat to the State in accordance with the laws thereof. Registered Owners shall be entitled to look only to the Bank for payment from such moneys, and all liability of the Issuer, the Trustee or the Tender Agent with respect to such money shall thereupon cease, and the Trustee, the Tender Agent, the Issuer, the Bank, or the Borrower shall not be liable for any interest thereon and such parties shall not be regarded as a trustee of such money.

         SECTION 11.12. FUNDS AND ACCOUNTS. Any fund or account required by this Indenture to be established and maintained by the Trustee may be established and maintained in the accounting records of the Trustee, either as a fund or an account, and may, for the purposes of such records, any audits thereof and any reports or statements with respect thereto, be treated either as a fund or as an account; but all such records with respect to all such funds and accounts shall at all times be maintained in accordance with generally accepted corporate trust industry standards, to the extent practicable, and with due regard for the requirements of Section 6.05 hereof and for the protection of the security of the Bonds and the rights of every Registered Owner thereof and the Bank's interest created herein.

         SECTION 11.13. WAIVER OF PERSONAL LIABILITY. No member, officer, agent or employee of the Issuer shall be individually or personally liable for the payment of the principal of or premium or interest on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof; but nothing herein contained shall relieve any such member, officer, agent or employee from the performance of any official duty provided by law or by this Indenture.

         SECTION 11.14. EXECUTION IN SEVERAL COUNTERPARTS. This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Issuer and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

         SECTION 11.15. ACTIONS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. Except as otherwise provided in this Indenture, if any date on which a payment, notice or other action required by this Indenture falls on other than a Business Day, then that action or payment need not be taken or made on such date, but may be taken or made on the next succeeding Business Day with the same force and effect as if made on such date.

         SECTION 11.16. REFERENCES TO BANK. Notwithstanding any provisions contained herein to the contrary, the Bank shall be entitled to take all actions and exercise its rights hereunder in accordance with the Credit Agreement so long as the Bank has not wrongfully dishonored any drawings under the Letter of Credit and the Bank is not in liquidation, bankruptcy or receivership proceedings. After the expiration or termination of the Letter of Credit and after all obligations owed to the Bank pursuant to the Credit Agreement with respect to the Letter of Credit have been paid in full or discharged, all references to the Bank contained herein (other than in Section 10.04 hereof) shall be null and void and of no further force and effect.

         IN WITNESS WHEREOF, the CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK has caused this Indenture to be signed in its name by the Chair of the Issuer and attested by its Secretary and U.S. BANK TRUST NATIONAL ASSOCIATION, in token of its acceptance of the trusts created hereunder, has caused this Indenture to be signed in its corporate name by its officers thereunto duly authorized, all as of the day and year first above written.

                                      CALIFORNIA INFRASTRUCTURE AND
                                      ECONOMIC DEVELOPMENT BANK


                                      By
                                        ------------------------------------
                                        Lon S. Hatamiya, Chair

Attest:


By
  ------------------------------------
  Blake Fowler, Secretary


                                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                      as Trustee


                                      By
                                        ------------------------------------
                                        Authorized Officer

Attest:


By
  ------------------------------------
  Assistant Secretary


                     [Signature Page to Indenture of Trust]

                                    EXHIBIT A

                                  FORM OF BOND

         NEITHER THE STATE OF CALIFORNIA NOR ANY POLITICAL SUBDIVISION OR AGENCY OF THE STATE OF CALIFORNIA SHALL BE OBLIGATED TO PAY THIS BOND OR THE INTEREST HEREON. NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF CALIFORNIA OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, PURCHASE PRICE OF, OR INTEREST ON, THIS BOND. NEITHER THE STATE OF CALIFORNIA NOR ANY POLITICAL SUBDIVISION OR AGENCY OF THE STATE OF CALIFORNIA IS IN ANY MANNER OBLIGATED TO MAKE ANY APPROPRIATION FOR SUCH PAYMENTS. THE ISSUER HAS NO TAXING POWER. THIS BOND, TOGETHER WITH THE INTEREST AND PREMIUM (IF ANY) HEREON AND THE PURCHASE PRICE HEREOF, SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR LIABILITY OF THE STATE OF CALIFORNIA OR ANY POLITICAL SUBDIVISION OR AGENCY OF THE STATE OF CALIFORNIA.

No. R-1                                                               $4,800,000

             CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK
                              VARIABLE RATE DEMAND
                INDUSTRIAL DEVELOPMENT REVENUE BOND, SERIES 1999
                    (ROLLER BEARING COMPANY OF AMERICA, INC.
                              - SANTA ANA PROJECT)

      MATURITY DATE             ORIGINAL ISSUE DATE              CUSIP

      April 1, 2024                April 30, 1999            _____________

Registered Owner: CEDE & CO.

Principal Sum:    FOUR MILLION EIGHT HUNDRED THOUSAND DOLLARS

         The CALIFORNIA INFRASTRUCTURE AND ECONOMIC DEVELOPMENT BANK (the "Issuer"), an entity with the Trade and Commerce Agency of the State of California (the "State"), duly organized and existing under the laws of the State, particularly Division 1 of Title 6.7 of the California Government Code (commencing with Section 63000 of the California Government Code), as amended (the "Act"), for value received, hereby promises to pay to the Registered Owner specified above, or registered assigns, on the maturity date set forth above (subject to any right of prior redemption hereinafter mentioned), the principal sum set forth above, in lawful money of the United States of America, and to pay interest thereon in like lawful money from and including the Interest Payment Date (as defined herein) next preceding the date of registration of this bond (unless this bond is registered after a Record Date (as hereinafter defined) and on or before the next succeeding Interest Payment Date or on an Interest Payment Date, in which event it shall bear interest from and including such Interest Payment Date, or unless this bond is registered on or prior to May 31, 1999, in which event it shall bear interest from and including the date of initial issuance and delivery (the "Date of Delivery")), until payment of such principal sum shall be discharged as provided in the Indenture (as hereinafter defined), at the rates per annum determined as set forth below. The interest on this bond will be payable on June 1, 1999, and thereafter on the first Business Day of each month on or prior to the date on which this bond is converted to bear a fixed rate of interest as provided in the Indenture (the "Fixed Rate Date"), and thereafter on April 1 and October 1 in each year (each such date being referred to herein as an "Interest Payment Date"). The principal (or redemption price) hereof is payable upon presentation hereof at the principal corporate trust office of U.S. Bank Trust National Association (together with any successor as trustee under the Indenture, the "Trustee"), in San Francisco, California, or at such other office as the Trustee may designate. Interest hereon is payable by check or draft mailed, except as provided in the Indenture, to the person whose name appears on the bond registration books of the Trustee as the Registered Owner hereof as of the close of business on the Record Date, in each case, at such person's address as it appears on such registration books. The term "Record Date" means, prior to the Fixed Rate Date, the Business Day preceding any Interest Payment Date, and after the Fixed Rate Date, the fifteenth (15th) day of the calendar month preceding any Interest Payment Date.

         The Issuer, U.S. Bank Trust National Association, as tender agent (the "Tender Agent"), the Trustee, any paying agent, and any agent of the Issuer, the Tender Agent or the Trustee may treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment as herein provided and for all other purposes, and the Issuer, the Tender Agent, the Trustee, any paying agent or any such agent shall not be affected by notice to the contrary.

         This bond, together with the interest and premium (if any) hereon shall not be deemed to constitute a debt or liability of the State or any political subdivision or agency of the State or a pledge of the faith and credit of the State or any political subdivision or agency of the State, but shall be payable solely from the funds provided therefor pursuant to the Indenture. This bond is only a special, limited obligation of the Issuer as provided by the Act and the Issuer shall under no circumstances be obligated to pay the principal of, premium, if any, purchase price of, or interest on this bond, or other costs incident hereto except from the revenues and funds pledged therefor pursuant to the Indenture. Neither the State nor any political subdivision or agency of the State is in any manner obligated to make any appropriation for such payments. The Issuer has no taxing power.

         No member or officer of the Issuer, nor any person executing this bond shall in any event be subject to any personal liability or accountability by reason of the issuance of this bond.

         This bond is one of a duly authorized issue of bonds of the Issuer designated as captioned above (the "Bonds") pursuant to the provisions of the Act, and pursuant to an Indenture of Trust, dated as of April 1, 1999, between the Issuer and the Trustee (the "Indenture"). The Bonds are issued for the purpose of making a loan to Roller Bearing Company of America, Inc., a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of California (the "Borrower"), to assist in the financing of a Project (as such term is defined in the Indenture) owned by the Borrower, pursuant to a loan agreement, dated as of April 1, 1999, between the Issuer and the Borrower (the "Agreement"), for the purposes and on the terms and conditions set forth therein. The payment of principal of and interest on the Bonds is secured by an irrevocable Letter of Credit issued by First Union National Bank (the "Letter of Credit" and the "Bank," respectively). Such Letter of Credit may be renewed or substituted by a letter of credit of another financial institution or an alternate credit facility as provided in the Agreement and the Indenture.

         Reference is hereby made to the Indenture (a copy of which is on file at said office of the Trustee) and all indentures supplemental thereto and to the Act for a description of the rights thereunder of the registered owners of the Bonds, of the nature and extent of the security, of the rights, duties and immunities of the Trustee and the Tender Agent and of the rights and obligations of the Issuer thereunder, to all the provisions of which Indenture the Registered Owner of this bond, by acceptance hereof, assents and agrees.

         The Bonds and the interest thereon are payable solely from Revenues (as defined in the Indenture) and are secured by a pledge of said Revenues and of amounts held in the funds (except as provided in the Indenture) and accounts established pursuant to the Indenture (including proceeds of the sale of the Bonds), subject only to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture. The Bonds are further secured by an assignment of the right, title and interest of the Issuer in the Agreement (to the extent and as more particularly described in the Indenture) and by the Letter of Credit.

         The Bonds shall bear interest from and including the Date of Delivery of the Bonds to and including a date specified in the Indenture at the rate specified in the Indenture. Thereafter, prior to the Fixed Rate Date or final maturity date, whichever is earlier, the Bonds shall bear interest, calculated on the basis of a year of 365 or 366 days, as appropriate, at a rate per annum equal to the Weekly Interest Rate (as hereinafter defined). Each period from and including the Date of Delivery to and including May 31, 1999 and, thereafter, the period from and including an Interest Payment Date to and including the day next preceding the immediately succeeding Interest Payment Date is herein called an "Interest Period."

         The Weekly Interest Rate shall be the rate determined The Chapman Company (together with any successor as Remarketing Agent under the Indenture, the "Remarketing Agent"), on the basis of the examination of Tax-exempt (as defined in the Indenture) obligations comparable to the Bonds known by the Remarketing Agent to have been priced or traded under then prevailing market conditions, to be the minimum interest rate which, if borne by the Bonds, would enable the Remarketing Agent to sell the Bonds on the date such interest rate becomes effective at a price equal to the principal amount thereof plus accrued interest, if any, but in no event exceeding twelve percent (12%); provided, however, that if for any reason a Weekly Interest Rate so determined shall be held to be invalid or unenforceable by a court of law, the Weekly Interest Rate shall be the rate established in accordance with the Indenture.

         The Remarketing Agent shall determine the Weekly Interest Rate as of the close of business on Tuesday in each calendar week until the earlier of the Fixed Rate Date, or payment in full of the Bonds; provided that if Tuesday in any calendar week shall not be a Business Day then such determination shall be made on the next preceding Business Day, and communicate by telephonic notice such rate to the Trustee (with prompt confirmation in writing). The Weekly Interest Rate so determined shall become effective Wednesday in the week of determination thereof, to and including the following Tuesday irrespective of when the rate was determined by the Remarketing Agent. If the Remarketing Agent shall fail to determine a new Weekly Interest Rate in any week, the previously effective Weekly Interest Rate shall remain in effect for the next succeeding week and shall thereafter be determined in accordance with the Indenture.

         Each determination of the Weekly Interest Rate by the Remarketing Agent shall be conclusive and binding on the registered owners of the Bonds.

         Anything herein to the contrary notwithstanding, in no event may the interest rate borne by the Bonds exceed twelve percent (12%) per annum or, if lower, the maximum rate of interest which may be charged or collected pursuant to applicable provisions of federal or state law.

         On any Interest Payment Date, the interest rate on the Bonds may be converted to a fixed annual rate of interest (the "Fixed Interest Rate") upon receipt by the Issuer, the Trustee, the Tender Agent, the Bank and the Remarketing Agent not less than 45 days in advance of the date on which the Bonds begin to bear interest at the Fixed Interest Rate (the "Fixed Rate Date") of (a) notice from the Borrower electing to have the interest rate on the Bonds converted to a Fixed Interest Rate, (b) an Opinion of Bond Counsel to the effect that conversion to a Fixed Interest Rate is permitted by the Indenture and the Act and that conversion to the Fixed Interest Rate in accordance with the provisions of the Indenture will not cause interest on the Bonds to not be Tax-exempt and (c) satisfaction of certain other conditions set forth in the Indenture.

         After the Fixed Rate Date, interest on the Bonds shall be computed on the basis of a year of 360 days and 12 months of 30 days each. The interest rate on all Bonds from the Fixed Rate Date until the maturity or prior redemption or acceleration thereof shall be a rate per annum equal to the Fixed Interest Rate, which shall be determined as follows on or prior to, but not more than 15 days prior to, the Business Day immediately preceding the Fixed Rate Date. The Remarketing Agent shall specify the Fixed Interest Rate to be borne by the Bonds on and after the Fixed Rate Date.

         The Fixed Interest Rate shall be the rate, but not exceeding the rate, which at the time of determination thereof in the judgment of the Remarketing Agent, having due regard for prevailing financial market conditions, would be necessary to remarket the Bonds at a price equal to 100% of the principal amount thereof on the Fixed Rate Date. If on the date of determination by the Remarketing Agent of the Fixed Interest Rate, the Fixed Interest Rate so determined is held by a court to be invalid or unenforceable, then the Fixed Interest Rate shall be a rate determined by the Remarketing Agent, not less than 90% or more than 130% of the "Alternate Fixed Rate," which in the judgment of the Remarketing Agent, having due regard for prevailing market conditions, would be the minimum rate at which registered owners of the Bonds would be able to sell the Bonds at a price equal to the principal amount thereof on the Fixed Rate Date. The Alternate Fixed Rate shall be determined by the Remarketing Agent and shall be a rate per annum based upon yield evaluations at par of Tax-exempt securities having a remaining term equal, as nearly as practicable, to the time remaining until the maturity of the

Bonds of not less than five Component Issues (as defined in the Indenture) selected by the Remarketing Agent each of which would be rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Group in a long-term debt rating category which is the same as, or is immediately proximate to, the long-term debt rating category which will be assigned to the Bonds after the Fixed Rate Date. Anything to the contrary herein notwithstanding, the Fixed Interest Rate shall not exceed 12% per annum. If, after the Fixed Rate Date the Bonds shall fail to be converted to a Fixed Interest Rate, the Bonds will continue to earn interest at the Weekly Interest Rate as provided in the Indenture and the registered owners of the Bonds shall be notified thereof.

         At least 30 days prior to the Fixed Rate Date, the Trustee shall give an irrevocable notice to the registered owners of the Bonds of conversion of the Weekly Interest Rate borne by the Bonds to the Fixed Interest Rate. Such notice shall (a) specify the proposed Fixed Rate Date, (b) require registered owners of all of the Outstanding Bonds to tender their Bonds for purchase on the Fixed Rate Date and (c) state that all Outstanding Bonds not purchased on or before the Fixed Rate Date pursuant to the Indenture will be deemed to be purchased on the Fixed Rate Date at a price equal to the principal amount thereof, plus unpaid interest, if any, accrued to such date.

         Any Bond purchased by the Tender Agent from the date notice of the proposed Fixed Rate Date is given to registered owners of the Bonds through the Fixed Rate Date shall be remarketed at the Weekly Interest Rate for a period up to and including the Fixed Rate Date; provided, however, that all Bonds remarketed from the date notice of the proposed Fixed Rate Date is given to a registered owner of the Bonds through the Fixed Rate Date shall be tendered by the registered owner thereof on the Fixed Rate Date pursuant to the provisions of the Indenture.

         The Bonds are also subject to mandatory tender for purchase on the date an alternate letter of credit is substituted for the Letter of Credit (the "Letter of Credit Substitution Date"). The Fixed Rate Date and the Letter of Credit Substitution Date are also referred to as the "Mandatory Tender Date."

         All Bonds which on the Mandatory Tender Date have not been tendered for purchase ("Non-Tendered Bonds"), shall be deemed purchased by the Tender Agent on the Mandatory Tender Date at a price of the principal amount thereof plus unpaid interest, if any, accrued to such date. Replacement bonds for the Non-Tendered Bonds may be remarketed and delivered to new owners as instructed by the Borrower or the Remarketing Agent. The Tender Agent shall hold in escrow for the owners of the Non-Tendered Bonds the purchase price thereof, and after the Mandatory Tender Date such owners will no longer be entitled to any of the benefits of the Indenture except for the payment of such purchase price.

         The Indenture provides that prior to the Fixed Rate Date, the Bonds may be delivered by the registered owners thereof to the Tender Agent at its principal corporate trust office in San Francisco, California or at such other place as the Tender Agent may designate in writing to the registered owners of the Bonds. Any Bond so delivered or notice with respect to which is received shall be purchased by the Tender Agent on demand of the registered owner thereof on the close of any Business Day at a purchase price equal to the principal amount thereof plus accrued interest to but not including the date of purchase (unless such date is an Interest Payment Date, in which case the purchase price will be the principal amount of such Bond) upon:

                  (a) delivery to the Tender Agent of an irrevocable written notice by 4:00 p.m., California time, which states (i) the name and address of the registered owner of the Bond, (ii) the number or numbers of the Bond or Bonds to be purchased, (iii) the aggregate principal amount of the Bond or Bonds to be purchased, and (iv) the date on which the Bond is or Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) calendar day next succeeding the date of delivery of such notice; and

                  (b) delivery to the Tender Agent at or prior to 10:00 a.m., California time, on the Purchase Date specified in the aforesaid notice, of the Bond or Bonds to be tendered; provided, however, that any Bond for which a notice of the exercise of the purchase option has been given as provided in subsection (a) above and which is not so delivered shall be deemed delivered on the date of purchase and shall be purchased in accordance with the Indenture.

                  The Bonds are subject to redemption by the Issuer upon the following terms in increments of $5,000, provided that in the event of redemption of less than all of the Bonds, the amount which remains Outstanding shall be in Authorized Denominations (as defined in the Indenture):

                           (i) The Bonds are not subject to sinking fund
                  redemption.

                           (ii) On or prior to the Fixed Rate Date, the Bonds
                  are subject to redemption on any Business Day, in whole or in part, to the extent of prepayments of amounts due under the Agreement made at the option of the Borrower, with the written approval of the Bank, at a redemption price of 100% of the principal amount of the Bonds redeemed, plus interest accrued thereon to the redemption date.

                           (iii) The Bonds Outstanding on the date of the
                  occurrence of a Determination of Taxability (as defined in the Indenture) shall be redeemed in whole, at a price of 100% of the principal amount thereof plus interest accrued thereon to the redemption date, at any time within 60 days after such occurrence. IF THE LIEN OF THE INDENTURE IS DISCHARGED PRIOR TO THE OCCURRENCE OF A DETERMINATION OF TAXABILITY THE BONDS SHALL NOT BE REDEEMED AS DESCRIBED HEREIN.

                           (iv) The Bonds shall be redeemed in whole, at a
                  redemption price equal to 100% of the principal amount thereof plus interest accrued thereon to the redemption date, on a redemption date not less than fifteen (15) days preceding the expiration date of the Letter of Credit selected by the Trustee if no Alternate Letter of Credit has been delivered to the Trustee in accordance with the Agreement.

                           (v) The Bonds are subject to redemption in whole or
                  in part, on any date, at a redemption price equal to 100% of the principal amount of Bonds redeemed, plus interest accrued thereon to the redemption date, to the extent of prepayments or required prepayments of amounts due under the Agreement made at the option of the Borrower following the occurrence of damage to, or the destruction of, the Project, the taking thereof under the power of eminent domain or the Agreement is void unenforceable, impossible of performance or unlawful.

                           (vi) After the Fixed Rate Date, the Bonds are subject
                  to redemption to the extent of prepayments of amounts due under the Agreement made at the option of the Borrower, with the consent of the Bank, in whole or in part, on any Interest Payment Date during the applicable periods specified below, at the applicable redemption price stated below, plus interest accrued thereon to the redemption date:

     NUMBER OF YEARS
   FROM FIXED RATE DATE         FIRST OPTIONAL                REDEMPTION
    TO FINAL MATURITY           REDEMPTION DATE                 PRICE
greater than 9 years       7 years from conversion      101%, declining .5%
                                                        annually to 100%

6-9 years                  6 years from conversion      100.5%, declining .5%
                                                        annually to 100%

less than 6 years          no optional redemption

                  Notwithstanding the optional redemption schedule set forth above, on or prior to the Fixed Rate Date, the Remarketing Agent may provide an alternate optional redemption schedule if it obtains an Opinion of Bond Counsel that such alternate schedule will not cause interest on the Bonds not to be Tax-exempt.

                           (vii) The Bonds shall be redeemed in whole, at a
                  redemption price equal to 100% of the principal amount thereof, plus interest accrued thereon to the redemption date, within five calendar days (and before the following Saturday if the fifth calendar day is a Saturday) from the date the Trustee receives written notice from the Bank that the Bank will not reinstate the interest portion of the Letter of Credit or that an event of default has taken place under the Credit Agreement and directing the Trustee to redeem the Bonds.

                           (viii) The Bonds are subject to redemption, in part
                  on any Interest Payment Date, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date, to the extent of amounts remaining in the Project Fund upon completion of the Project which are deposited in the Surplus Account (as such terms are defined in the Indenture) as provided in the Indenture.

         If an Event of Default (as defined in the Indenture) shall occur, the principal of all Bonds may be declared due and payable upon the conditions, in the manner and with the effect provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be rescinded.

         The Bonds are issuable as fully registered bonds without coupons in denominations of $100,000 or any multiple of $5,000 in excess of $100,000, provided that after the Fixed Rate Date the Bonds will be issued in denominations of $5,000 or any integral multiple thereof. This bond is transferable by the Registered Owner hereof, in person or by his attorney duly authorized in writing, but only in the manner, subject to the limitations and upon payment of the charges, if any, provided in the Indenture, and upon surrender and cancellation of this bond. Upon such transfer a new registered Bond or Bonds, of authorized denomination or denominations, for the same aggregate principal amount, will be issued to the transferee in exchange therefor.

         The Indenture and the rights and obligations of the Issuer and of the registered owners of the Bonds and of the Trustee or Tender Agent may be modified or amended from time to time and at any time (and in certain cases without the consent of the registered owners of the Bonds) in the manner, to the extent, and upon the terms provided in the Indenture; provided that no such modification or amendment shall (a) extend the fixed maturity of this bond, or reduce the amount of principal hereof, or extend the time of payment or change the method of computing the rate of interest hereon, or extend the time of payment of interest hereon, without the consent of the Registered Owner hereof,
(b) reduce the percentage of Bonds the consent of the registered owners of which is required to effect any such modification or amendment, or permit the creation of any lien on the Revenues and other assets pledged as security for the Bonds prior to or on a parity with the lien created by the Indenture, or deprive the registered owners of the Bonds of the lien created by the Indenture on such Revenues and other assets (except as expressly provided in the Indenture), without the consent of the registered owners of all Bonds then outstanding, or
(c) adversely affect the interests of the Tender Agent without its prior written consent. The Trustee shall not be required to consent to any such amendment which materially adversely affects its rights, duties and immunities under the Indenture or otherwise, all as more fully set forth in the Indenture.

         If moneys or securities shall have been set aside and held for the payment or redemption of Bonds and the interest installments therefor to the maturity or redemption date thereof in accordance with the Indenture, such Bonds shall be deemed to be paid within the meaning provided in the Indenture and the pledge of Revenues and other assets made under the Indenture and all covenants, agreements and other obligations of the Issuer under the Indenture shall cease, terminate, become void and be completely discharged and satisfied.

         It is hereby certified and recited that any and all conditions, things and acts required to exist, to have happened and to have been performed precedent to and in the issuance of this bond do exist, have happened and have been performed in due time, form and manner as required by the Act, and by the Constitution and laws of the State, and that the amount of this bond, together with all other indebtedness of the Issuer, does not exceed any limit prescribed by the Act, or by the Constitution and laws of the State, and is not in excess of the amount of Bonds permitted to be issued under the Indenture.

         This bond shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Trustee.

         IN WITNESS WHEREOF, the California Infrastructure and Economic Development Bank has caused this bond to be executed in its name and on its behalf by the manual or facsimile signature of the Chair of the Issuer and attested by the manual or facsimile signature of its Secretary, all as of the date set forth above.

                                      CALIFORNIA INFRASTRUCTURE AND
                                      ECONOMIC DEVELOPMENT BANK


                                      By
                                        ---------------------------------
                                        Chair


Attest:


By
  ---------------------------------
  Secretary

                 CERTIFICATE OF AUTHENTICATION AND REGISTRATION

         This is one of the Bonds described in the within-mentioned Indenture, which has been registered on April 30, 1999.

                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Trustee


                                           By
                                             -----------------------------------
                                             Authorized Signatory

                                   ASSIGNMENT

         For value received the undersigned do(es) hereby sell, assign and transfer unto __________________________________________________________________
(Insert name, address, zip code and Social Security, taxpayer or other identification numbers of Assignee) the within-mentioned registered Bond and hereby irrevocably constitute(s) and appoint(s) __________________________ attorney, to transfer the same on the books of the Bond Registrar with full power of substitution in the premises.

Dated:
      ------------------------      ----------------------------------------
                                    Notice: The signature on this Assignment must correspond with the name of the Registered Owner as it appears upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.


                                    Signature guaranteed:


                                    ----------------------------------------
                                    (NOTE: Signature must be guaranteed by an Eligible Guarantor Institution